UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 July
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	—	NUIIX
Effective November 30, 2021, each Fund will remove "Santa Barbara" from its name. Please see the Portfolio Managers’ Comments and Notes to Financial Statements sections of this Annual Report for more information.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover  –  including China, the U.S. and Europe not far behind  –  have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
September 24, 2021

Portfolio Managers’
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. David S. Park, CFA, and David A. Chalupnik, CFA, serve as portfolio managers for all three Funds.
On April 22, 2021, the Board approved the reorganization of Nuveen Large Cap Core Fund (the “Target Fund”) into Nuveen Santa Barbara Dividend Growth Fund (the “Reorganization”). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
Upcoming Sub-Adviser and Fund Name Changes
During August 2021 (subsequent to the close of this reporting period), the Funds’ Board of Trustees approved sub-advisory agreements, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), the Funds’ investment adviser, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace Santa Barbara Asset Management “SBAM”) as each Fund’s sub-adviser. NAM and SBAM are both affiliates of NFAL and are subsidiaries of Nuveen, LLC. In connection therewith, the Funds’ Board of Trustees also approved the following name change for each Fund, effective October 29, 2021:
•	Nuveen Santa Barbara Dividend Growth Fund to Nuveen Dividend Growth Fund
•	Nuveen Santa Barbara Global Dividend Growth Fund to Nuveen Global Dividend Growth Fund
•	Nuveen Santa Barbara International Dividend Growth Fund to Nuveen International Dividend Growth Fund
The Funds’ portfolio management teams and investment strategies will not be affected by these changes.
Here the Funds’ portfolio management teams discuss economic and global market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period July 31, 2021. For more information on each Fund’s investment objectives and policies, please refer to each Fund’s prospectus.
What factors affected the U.S. economy and the markets during the twelve-month annual reporting period ended July 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable,

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.
In general, stock markets reflected a resurging global economy. Constrained demand, combined with ongoing fiscal and monetary stimulus, drove business confidence and corporate earnings. The International Monetary Fund increased its economic growth forecasts for developed markets in 2021 and are particularly bullish about prospects for the United States, increasing its 2021 forecast for U.S. growth to 7%. This environment resulted in remarkable equity returns for the reporting period with the S&P 500®, Russell 1000® Growth Index, Russell 1000® Value Index and MSCI EAFE (Net) all posting gains of over 30%.
Nuveen Santa Barbara Dividend Growth Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2021?
The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. The management team strives to balance the portfolio across different sector and industry groups. The Fund’s portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500, 2) lower volatility than the S&P 500, and 3) a focus on companies with growing dividends.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the S&P 500® Index for the reporting period. For purposes of this Performance Commentary, references to relative performance are in comparison to the S&P 500® Index.
For the reporting period, relative underperformance was driven by the risk-on market environment that created a challenging atmosphere for the Fund’s portfolio given its higher quality, lower beta composition. Additionally, non-dividend payers generally outperformed the dividend paying securities that the fund typically invests in. These market dynamics led to both stock selection and sector allocation having a negative impact on relative performance. In particular, an underweight to and negative stock selection in the information technology, communication services and real estate sectors were the largest detractors from the Fund’s relative performance. Real estate sector holding CyrusOne Inc. was the Fund’s top individual detractor from relative performance. As cloud customers slowed data center spending, a surplus of supply in U.S. markets led to pricing weakness across the industry. Information technology sector holding Fidelity National Information Services Inc. also detracted from performance. The stock declined following news of unsuccessful merger discussions with a competitor. The stock of defense company Lockheed Martin Corp. also detracted from performance. Despite reporting earnings and sales above estimates, the industrial sector holding struggled as management provided lower-than-expected guidance for 2021. Lockheed and other defense stocks lagged due to concerns regarding future defense spending under the Biden administration. The Fund continues to hold all three positions.

Offsetting some of the Fund’s relative underperformance was an underweight to the consumer discretionary sector and an overweight to and positive stock selection in the financials sector. The Fund benefited from not holding Amazon.com Inc. as the stock underperformed during the reporting period. Financial services sector holding Charles Schwab Corp. contributed to the Fund’s relative performance as management reported adjusted earnings per share (EPS) above consensus estimates. Its TD Ameritrade acquisition closed in October 2020 and management provided positive guidance regarding the acquisition’s long-term EPS accretion potential. The Fund continues to hold this position.
Nuveen Santa Barbara Global Dividend Growth Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2021?
The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. The management team strives to balance the portfolio across different sector and industry groups. The Fund’s portfolio is structured with three key elements in mind: 1) maintaining an aggregate dividend yield higher than that of the MSCI World Index (Net), 2) seeking lower volatility than the MSCI World Index (Net), and 3) investing in companies with a track record of increasing their dividends.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the MSCI World Index (Net) for the reporting period. For purposes of this Performance Commentary, references to relative performance are in comparison to the MSCI World Index (Net).
For the reporting period, relative underperformance was driven by the risk-on market environment that created a challenging atmosphere for the Fund’s portfolio given its higher quality, lower beta composition. These market dynamics led to both stock selection and sector allocation having a negative impact on relative performance. The information technology sector was the Fund’s largest detractor from relative performance due to the portfolio’s underweight exposure within the sector and unfavorable security selection. German software company SAP SE was the Fund’s largest individual detractor from relative performance after the company lowered full-year 2020 guidance and pushed 2023 financial targets to 2025. SAP expects a slower recovery from the COVID-19 crisis with lower demand from customers due to the recent surge in cases and newly imposed lockdowns in many European countries. The consumer staples sector was another key detractor as the Fund was overweight the sector and had negative stock selection. Reckitt Benckiser Group PLC lagged despite reporting quarterly 2020 results above consensus estimates due to strong demand for health and hygiene products, which gained market share. The stock declined on concerns that the COVID-19 vaccine would diminish consumer demand for many of the company’s personal and household care cleaning products in 2021. The Fund continues to hold these positions.
Offsetting some of the Fund’s relative underperformance was positive stock selection within the financial services sector. American Express was the top contributor to relative performance in the financials sector on improving sentiment regarding the recovering economy as the vaccine roll-out accelerated in the United States. JPMorgan Chase & Co also contributed to relative performance as it advanced after reporting earnings per share (EPS) well ahead of expectations which was largely attributed to a $611 million reserve release related to its mortgage portfolio. Fee income was strong and the firm maintained its Common Equity Tier 1 ratio above the required minimum. The Fund continues to hold positions in American Express and JPMorgan Chase.
Nuveen Santa Barbara International Dividend Growth Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2021?
The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. The management team strives to balance the portfolio across different sector and industry groups. The Fund’s portfolio is structured with three key elements in mind: 1) maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index (Net), 2) seeking lower volatility than the MSCI EAFE Index (Net) and 3) investing in companies with a track record of increasing their dividends.

Portfolio Managers’ Comments (continued)
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index (Net) for the reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the MSCI EAFE Index (Net).
For the reporting period, relative underperformance was driven by the risk-on market environment that created a challenging atmosphere for the Fund’s portfolio given its higher quality, lower beta composition. These market dynamics led to both stock selection and sector allocation having a negative impact on relative performance. The information technology sector was the Fund’s largest detractor from relative performance due to the portfolio’s underweight exposure within the sector, as well as security selection. German software company SAP SE was the Fund’s largest individual detractor from relative performance after the company lowered full-year 2020 guidance and pushed 2023 financial targets to 2025. SAP expects a slower recovery from the COVID-19 crisis with lower demand from customers due to the recent surge in cases and newly imposed lockdowns in many European countries. The consumer staples sector was another key detractor as the Fund was overweight the sector and had negative stock selection. Reckitt Benckiser Group PLC lagged despite reporting quarterly 2020 results above consensus estimates due to strong demand for health and hygiene products, which gained market share. The stock declined on concerns that the COVID-19 vaccine would diminish consumer demand for many of the company’s personal and household care cleaning products in 2021. The Fund continues to hold these positions.
Offsetting some of the Fund’s relative underperformance was positive stock selection in French stocks, including consumer discretionary sector holding LVMH Moet Hennessy Louis Vuitton SE, which was a solid contributor to relative performance. The company announced strong fourth quarter 2020 revenues, helping it end the year with higher revenue and earnings. The Japanese financial sector holding ORIX Corp. was the top individual contributor to the Fund’s relative performance. The company is highly levered to the global macro recovery, the COVID-19 vaccine roll out and global fiscal stimulus given the company’s diversified business portfolio that includes aircraft leasing, airport concession management and real estate. The Fund continues hold these positions.

Risk Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/28/06	28.85%	14.01%	12.71%	0.95%
Class A Shares at maximum Offering Price	3/28/06	21.45%	12.66%	12.05%	-
S&P 500® Index	-	36.45%	17.35%	15.35%	-
Lipper Equity Income Funds Classification Average	-	34.72%	11.22%	11.10%	-
Class C Shares	3/28/06	27.89%	13.16%	12.04%	1.70%
Class I Shares	3/28/06	29.15%	14.29%	13.00%	0.70%

	Total Returns as of July 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	3/25/13	29.24%	14.36%	12.92%	0.64%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	23.33%	9.73%	9.92%	1.69%	1.15%
Class A Shares at maximum Offering Price	6/11/12	16.24%	8.44%	9.21%	-	-
MSCI World Index (Net)	-	35.07%	14.29%	13.10%	-	-
Lipper Global Equity Income Funds Classification Average	-	26.99%	8.32%	9.07%	-	-
Class C Shares	6/11/12	22.43%	8.91%	9.20%	2.44%	1.90%
Class I Shares	6/11/12	23.64%	10.00%	10.19%	1.44%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	19.70%	6.00%	6.93%	4.19%	1.15%
Class A Shares at maximum Offering Price	6/11/12	12.82%	4.75%	6.24%	-	-
MSCI EAFE Index (Net)	-	30.31%	9.35%	8.89%	-	-
Lipper International Equity Income Funds Classification Average	-	26.95%	7.05%	6.71%	-	-
Class C Shares	6/11/12	18.79%	5.20%	6.23%	4.94%	1.90%
Class I Shares	6/11/12	19.98%	6.26%	7.19%	3.94%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of July 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	6.1%
Communications Equipment	6.0%
Software	5.1%
Semiconductors & Semiconductor Equipment	5.0%
Technology Hardware, Storage & Peripherals	4.9%
Chemicals	4.9%
Health Care Providers & Services	4.9%
Specialty Retail	4.5%
Pharmaceuticals	4.3%
Insurance	3.7%
Capital Markets	3.5%
Health Care Equipment & Supplies	3.4%
Equity Real Estate Investment Trust	3.0%
Oil, Gas & Consumable Fuels	2.9%
Media	2.7%
Banks	2.6%
Electric Utilities	2.5%
Building Products	2.5%
Biotechnology	2.5%
Consumer Finance	2.5%
Hotels, Restaurants & Leisure	2.3%
Other [1]	19.0%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	5.1%
Apple Inc	4.9%
Accenture PLC	3.5%
Cisco Systems Inc	3.1%
UnitedHealth Group Inc	3.1%
(1)	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of July 31, 2021 (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.4%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	4.7%
Apple Inc	3.2%
JPMorgan Chase & Co	2.9%
Comcast Corp	2.9%
SAP SE	2.4%
Portfolio Composition (% of net assets)
Software	7.1%
Pharmaceuticals	6.0%
Oil, Gas & Consumable Fuels	5.0%
Banks	4.8%
IT Services	4.1%
Semiconductors & Semiconductor Equipment	3.9%
Textiles, Apparel & Luxury Goods	3.6%
Containers & Packaging	3.5%
Capital Markets	3.5%
Communications Equipment	3.4%
Electric Utilities	3.2%
Technology Hardware, Storage & Peripherals	3.2%
Media	2.9%
Specialty Retail	2.3%
Industrial Conglomerates	2.3%
Wireless Telecommunication Services	2.3%
Biotechnology	2.1%
Health Care Providers & Services	2.1%
Tobacco	2.1%
Consumer Finance	2.1%
Food Products	2.0%
Road & Rail	2.0%
Chemicals	1.9%
Gas Utilities	1.9%
Insurance	1.9%
Other [1]	18.2%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Country Allocation (% of net assets)
United States	62.8%
Japan	7.6%
United Kingdom	6.4%
Canada	4.8%
Germany	4.6%
France	4.5%
Hong Kong	2.8%
Australia	2.3%
Switzerland	2.1%
Italy	1.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	98.1%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Koninklijke DSM NV	5.3%
Linde PLC	5.3%
Novo Nordisk A/S	4.8%
Macquarie Group Ltd	4.3%
ITOCHU Corp	4.1%
Portfolio Composition (% of net assets)
Pharmaceuticals	15.2%
Chemicals	10.6%
Textiles, Apparel & Luxury Goods	6.5%
Banks	5.6%
Oil, Gas & Consumable Fuels	5.5%
Wireless Telecommunication Services	5.0%
Capital Markets	4.3%
Trading Companies & Distributors	4.1%
Software	3.7%
Real Estate Management & Development	3.5%
Containers & Packaging	3.4%
Diversified Financial Services	3.2%
Gas Utilities	3.1%
Electric Utilities	3.1%
Food Products	2.8%
Other [1]	18.5%
Repurchase Agreements	3.1%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%
Country Allocation[2] (% of net assets)
United Kingdom	22.9%
Japan	15.0%
France	10.1%
Canada	9.2%
United States	6.5%
Germany	6.4%
Netherlands	5.3%
Hong Kong	5.2%
Denmark	4.8%
Australia	4.3%
Other	11.5%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 2.1% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2021.
The beginning of the period is February 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,178.71	$1,174.38	$1,180.30	$1,180.11
Expenses Incurred During the Period	$ 4.92	$ 8.95	$ 3.30	$ 3.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.28	$1,016.56	$1,021.77	$1,021.52
Expenses Incurred During the Period	$ 4.56	$ 8.30	$ 3.06	$ 3.31
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.91%, 1.66%, 0.61% and 0.66% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,137.50	$1,133.42	$1,138.95
Expenses Incurred During the Period	$ 6.04	$ 10.00	$ 4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,020.38
Expenses Incurred During the Period	$ 5.71	$ 9.44	$ 4.46
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89% and 0.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,127.27	$1,122.94	$1,128.54
Expenses Incurred During the Period	$ 6.01	$ 9.95	$ 4.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,020.38
Expenses Incurred During the Period	$ 5.71	$ 9.44	$ 4.46
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89% and 0.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund (three of the funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31,2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 2.2%
381,554	Lockheed Martin Corp	$ 141,812,175
	Banks – 2.6%
1,137,793	JPMorgan Chase & Co	172,694,222
	Beverages – 2.1%
881,096	PepsiCo Inc	138,288,017
	Biotechnology – 2.5%
1,398,207	AbbVie Inc	162,611,474
	Building Products – 2.5%
800,187	Trane Technologies PLC	162,926,075
	Capital Markets – 3.5%
2,157,554	Charles Schwab Corp	146,605,794
390,342	CME Group Inc	82,803,249
	Total Capital Markets	229,409,043
	Chemicals – 4.9%
958,915	International Flavors & Fragrances Inc	144,450,956
578,182	Linde PLC	177,727,365
	Total Chemicals	322,178,321
	Communications Equipment – 6.0%
3,716,710	Cisco Systems Inc	205,794,233
825,867	Motorola Solutions Inc	184,928,138
	Total Communications Equipment	390,722,371
	Consumer Finance – 2.5%
952,638	American Express Co	162,453,358
	Containers & Packaging – 1.3%
613,754	Packaging Corp of America	86,846,191
	Diversified Telecommunication Services – 1.7%
3,899,672	AT&T Inc	109,385,800
	Electric Utilities – 2.5%
2,098,562	NextEra Energy Inc	163,477,980

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 3.0%
1,565,137	CyrusOne Inc	$111,547,314
1,663,039	Duke Realty Corp	84,615,424
	Total Equity Real Estate Investment Trust	196,162,738
	Food Products – 1.9%
1,907,783	Mondelez International Inc	120,686,353
	Health Care Equipment & Supplies – 3.4%
1,500,127	Baxter International Inc	116,034,823
787,839	Medtronic PLC	103,451,139
	Total Health Care Equipment & Supplies	219,485,962
	Health Care Providers & Services – 4.9%
301,787	Anthem Inc	115,889,226
493,392	UnitedHealth Group Inc	203,386,050
	Total Health Care Providers & Services	319,275,276
	Hotels, Restaurants & Leisure – 2.3%
631,420	McDonald's Corp	153,251,948
	Household Products – 1.6%
1,302,814	Colgate-Palmolive Co	103,573,713
	Industrial Conglomerates – 2.0%
561,035	Honeywell International Inc	131,164,373
	Insurance – 3.7%
637,600	Chubb Ltd	107,588,624
911,218	Marsh & McLennan Cos Inc	134,149,514
	Total Insurance	241,738,138
	IT Services – 6.1%
711,895	Accenture PLC	226,154,804
1,156,364	Fidelity National Information Services Inc	172,356,054
	Total IT Services	398,510,858
	Media – 2.7%
3,046,910	Comcast Corp	179,249,715
	Multi-Utilities – 1.7%
1,203,660	WEC Energy Group Inc	113,312,552
	Oil, Gas & Consumable Fuels – 2.9%
1,031,711	Chevron Corp	105,038,497
1,187,346	Phillips 66	87,186,817
	Total Oil, Gas & Consumable Fuels	192,225,314
	Pharmaceuticals – 4.3%
1,018,161	Johnson & Johnson	175,327,324

Shares	Description (1)	Value
	Pharmaceuticals (continued)
1,331,160	Merck & Co Inc	$ 102,326,269
	Total Pharmaceuticals	277,653,593
	Road & Rail – 2.3%
695,335	Union Pacific Corp	152,111,485
	Semiconductors & Semiconductor Equipment – 5.0%
278,575	Broadcom Inc	135,220,305
986,749	Texas Instruments Inc	188,094,094
	Total Semiconductors & Semiconductor Equipment	323,314,399
	Software – 5.1%
1,165,031	Microsoft Corp	331,928,982
	Specialty Retail – 4.5%
899,949	Lowe's Cos Inc	173,411,173
1,759,496	TJX Cos Inc	121,070,920
	Total Specialty Retail	294,482,093
	Technology Hardware, Storage & Peripherals – 4.9%
2,214,908	Apple Inc	323,066,481
	Tobacco – 2.2%
1,455,944	Philip Morris International Inc	145,725,435
	Total Long-Term Investments (cost $4,137,982,186)	6,459,724,435

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
	REPURCHASE AGREEMENTS – 1.3%
$ 88,638	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $88,638,193, collateralized by $16,194,600, U.S. Treasury Bonds, 1.125%, due 8/15/40, value $14,437,401; $50,000,000, U.S. Treasury Bonds, 1.375%, due 11/15/40, value $46,376,383; $29,147,700, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $29,597,195	0.000%	8/02/21	$ 88,638,193
	Total Short-Term Investments (cost $88,638,193)			88,638,193
	Total Investments (cost $4,226,620,379) – 100.1%			6,548,362,628
	Other Assets Less Liabilities – (0.1)%			(8,506,835)
	Net Assets – 100%			$ 6,539,855,793
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.4%
	COMMON STOCKS – 97.4%
	Aerospace & Defense – 1.7%
935	Lockheed Martin Corp	$ 347,512
	Banks – 4.8%
3,870	JPMorgan Chase & Co	587,388
5,526	Toronto-Dominion Bank	367,411
	Total Banks	954,799
	Beverages – 1.9%
2,376	PepsiCo Inc	372,913
	Biotechnology – 2.1%
3,617	AbbVie Inc	420,657
	Capital Markets – 3.5%
3,554	Charles Schwab Corp	241,494
4,017	Macquarie Group Ltd, (2)	463,837
	Total Capital Markets	705,331
	Chemicals – 1.9%
2,537	International Flavors & Fragrances Inc	382,174
	Communications Equipment – 3.4%
6,789	Cisco Systems Inc	375,907
1,393	Motorola Solutions Inc	311,921
	Total Communications Equipment	687,828
	Consumer Finance – 2.1%
2,411	American Express Co	411,148
	Containers & Packaging – 3.5%
35,691	Amcor PLC, (2)	414,022
2,068	Packaging Corp of America	292,622
	Total Containers & Packaging	706,644
	Diversified Financial Services – 1.7%
19,300	ORIX Corp, (2)	337,661
	Diversified Telecommunication Services – 1.9%
6,858	AT&T Inc	192,367
131,487	HKT Trust & HKT Ltd, (2)	178,727
	Total Diversified Telecommunication Services	371,094

Shares	Description (1)	Value
	Electric Utilities – 3.2%
4,599	NextEra Energy Inc	$358,262
14,077	SSE PLC, (2)	282,237
	Total Electric Utilities	640,499
	Electronic Equipment, Instruments & Components – 0.4%
8,200	Alps Alpine Co Ltd, (2)	85,353
	Equity Real Estate Investment Trust – 1.2%
3,382	CyrusOne Inc	241,035
	Food Products – 2.0%
3,234	Nestle SA, (2)	409,520
	Gas Utilities – 1.9%
61,911	Snam SpA, (2)	374,489
	Health Care Equipment & Supplies – 1.8%
4,623	Baxter International Inc	357,589
	Health Care Providers & Services – 2.1%
1,010	UnitedHealth Group Inc	416,342
	Hotels, Restaurants & Leisure – 1.6%
4,624	Restaurant Brands International Inc	315,482
	Household Products – 1.1%
2,920	Reckitt Benckiser Group PLC, (2)	223,379
	Industrial Conglomerates – 2.3%
1,992	Honeywell International Inc	465,710
	Insurance – 1.9%
31,200	AIA Group Ltd, (2)	373,332
	IT Services – 4.1%
1,381	Accenture PLC	438,716
2,627	Fidelity National Information Services Inc	391,554
	Total IT Services	830,270
	Media – 2.9%
9,889	Comcast Corp	581,770
	Oil, Gas & Consumable Fuels – 5.0%
2,513	Chevron Corp	255,849
7,182	Enbridge Inc	283,112
2,819	Phillips 66	206,999
5,678	TotalEnergies SE, (2)	247,599
	Total Oil, Gas & Consumable Fuels	993,559

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Personal Products – 1.7%
5,976	Unilever PLC, (2)	$ 343,928
	Pharmaceuticals – 6.0%
27,700	Astellas Pharma Inc, (2)	441,188
2,196	Johnson & Johnson	378,151
3,601	Sanofi, (2)	371,167
	Total Pharmaceuticals	1,190,506
	Professional Services – 1.3%
5,862	Experian PLC, (2)	258,079
	Road & Rail – 2.0%
1,788	Union Pacific Corp	391,143
	Semiconductors & Semiconductor Equipment – 3.9%
643	Broadcom Inc	312,112
2,503	Texas Instruments Inc	477,122
	Total Semiconductors & Semiconductor Equipment	789,234
	Software – 7.1%
3,278	Microsoft Corp	933,935
3,339	SAP SE, (2)	479,184
	Total Software	1,413,119
	Specialty Retail – 2.3%
2,425	Lowe's Cos Inc	467,273
	Technology Hardware, Storage & Peripherals – 3.2%
4,376	Apple Inc	638,283
	Textiles, Apparel & Luxury Goods – 3.6%
1,211	adidas AG, (2)	439,536
355	LVMH Moet Hennessy Louis Vuitton SE, (2)	284,237
	Total Textiles, Apparel & Luxury Goods	723,773
	Tobacco – 2.1%
4,151	Philip Morris International Inc	415,474
	Trading Companies & Distributors – 1.9%
12,525	ITOCHU Corp, (2)	370,730
	Wireless Telecommunication Services – 2.3%
9,300	KDDI Corp, (2)	284,428
106,741	Vodafone Group PLC, (2)	171,634
	Total Wireless Telecommunication Services	456,062
	Total Long-Term Investments (cost $12,592,333)	19,463,694

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%
	REPURCHASE AGREEMENTS – 2.4%
$ 482	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $482,108, collateralized by $484,300, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $491,769	0.000%	8/02/21	$ 482,108
	Total Short-Term Investments (cost $482,108)			482,108
	Total Investments (cost $13,074,441) – 99.8%			19,945,802
	Other Assets Less Liabilities – 0.2%			48,809
	Net Assets – 100%			$ 19,994,611
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
See accompanying notes to financial statements.

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.1%
	COMMON STOCKS – 98.1%
	Aerospace & Defense – 2.7%
16,506	BAE Systems PLC, (2)	$ 132,337
	Banks – 5.6%
32,446	BOC Hong Kong Holdings Ltd, (2)	104,193
2,641	Toronto-Dominion Bank	175,594
	Total Banks	279,787
	Capital Markets – 4.3%
1,875	Macquarie Group Ltd, (2)	216,503
	Chemicals – 10.6%
1,324	Koninklijke DSM NV, (2)	266,893
860	Linde PLC, (2)	263,714
	Total Chemicals	530,607
	Containers & Packaging – 3.4%
14,853	Amcor PLC, (2)	172,297
	Diversified Financial Services – 3.2%
9,200	ORIX Corp, (2)	160,958
	Diversified Telecommunication Services – 2.7%
99,400	HKT Trust & HKT Ltd, (2)	135,112
	Electric Utilities – 3.1%
7,639	SSE PLC, (2)	153,158
	Electronic Equipment, Instruments & Components – 1.0%
4,900	Alps Alpine Co Ltd, (2)	51,004
	Food Products – 2.8%
1,094	Nestle SA, (2)	138,533
	Gas Utilities – 3.1%
25,619	Snam SpA, (2)	154,965
	Hotels, Restaurants & Leisure – 2.7%
1,994	Restaurant Brands International Inc	136,045
	Household Products – 2.0%
1,321	Reckitt Benckiser Group PLC, (2)	101,056

Shares	Description (1)	Value
	Insurance – 2.5%
10,400	AIA Group Ltd, (2)	$ 124,444
	Oil, Gas & Consumable Fuels – 5.5%
3,757	Enbridge Inc	148,100
2,946	TotalEnergies SE, (2)	128,465
	Total Oil, Gas & Consumable Fuels	276,565
	Personal Products – 2.2%
1,932	Unilever PLC, (2)	111,190
	Pharmaceuticals – 15.2%
12,200	Astellas Pharma Inc, (2)	194,314
3,848	Hikma Pharmaceuticals PLC, (2)	141,496
2,597	Novo Nordisk A/S, (2)	240,408
1,808	Sanofi, (2)	186,356
	Total Pharmaceuticals	762,574
	Professional Services – 2.7%
3,086	Experian PLC, (2)	135,864
	Real Estate Management & Development – 3.5%
59,636	CapitaLand Ltd, (2)	177,176
	Software – 3.7%
1,300	SAP SE, (2)	186,565
	Textiles, Apparel & Luxury Goods – 6.5%
375	adidas AG, (2)	136,107
238	LVMH Moet Hennessy Louis Vuitton SE, (2)	190,559
	Total Textiles, Apparel & Luxury Goods	326,666
	Trading Companies & Distributors – 4.1%
6,900	ITOCHU Corp, (2)	204,235
	Wireless Telecommunication Services – 5.0%
4,600	KDDI Corp, (2)	140,685
66,489	Vodafone Group PLC, (2)	106,911
	Total Wireless Telecommunication Services	247,596
	Total Long-Term Investments (cost $3,390,173)	4,915,237

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.1%
	REPURCHASE AGREEMENTS – 3.1%
$ 154	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $153,622, collateralized by $154,400, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $156,781	0.000%	8/02/21	$ 153,622
	Total Short-Term Investments (cost $153,622)			153,622
	Total Investments (cost $3,543,795) – 101.2%			5,068,859
	Other Assets Less Liabilities – (1.2)%			(58,105)
	Net Assets – 100%			$ 5,010,754
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2021
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $4,137,982,186, $12,592,333 and $3,390,173, respectively)	$6,459,724,435	$19,463,694	$4,915,237
Short-term investments, at value (cost approximates value)	88,638,193	482,108	153,622
Receivable for:
Dividends	8,719,498	38,580	11,070
Due from affiliate	42,704	267	115
Reclaims	90,704	11,771	4,907
Reimbursement from Adviser	—	45,202	14,079
Shares sold	2,918,306	1,038	—
Other assets	374,767	36,470	22,509
Total assets	6,560,508,607	20,079,130	5,121,539
Liabilities
Payable for:
Shares redeemed	15,330,800	—	45
Accrued expenses:
Custodian fees	337,497	41,562	86,958
Management fees	3,230,257	—	—
Professional fees	118,168	19,381	19,081
Shareholder reporting expenses	104,828	4,725	4,061
Shareholder servicing agent fees	500,437	14,465	—
Trustees fees	357,656	155	40
12b-1 distribution and service fees	435,090	2,704	600
Other	238,081	1,527	—
Total liabilities	20,652,814	84,519	110,785
Net assets	$6,539,855,793	$19,994,611	$5,010,754

Class A Shares
Net assets	$ 837,089,549	$ 7,242,409	$1,956,572
Shares outstanding	15,678,844	219,919	67,049
Net asset value ("NAV") per share	$ 53.39	$ 32.93	$ 29.18
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 56.65	$ 34.94	$ 30.96
Class C Shares
Net assets	$ 305,517,544	$ 1,376,537	$ 215,836
Shares outstanding	5,729,304	41,942	7,488
NAV and offering price per share	$ 53.33	$ 32.82	$ 28.82
Class R6 Shares
Net assets	$3,103,203,232	$ —	$ —
Shares outstanding	57,548,482	—	—
NAV and offering price per share	$ 53.92	$ —	$ —
Class I Shares
Net assets	$2,294,045,468	$11,375,665	$2,838,346
Shares outstanding	43,014,527	345,538	97,155
NAV and offering price per share	$ 53.33	$ 32.92	$ 29.21
Fund level net assets consist of:
Capital paid-in	$4,173,681,388	$12,435,186	$3,812,529
Total distributable earnings	2,366,174,405	7,559,425	1,198,225
Fund level net assets	$6,539,855,793	$19,994,611	$5,010,754
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2021
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income
Dividends	$ 116,198,662	$ 538,436	$ 158,953
Securities lending income, net	1,163,801	3,184	34
Payment from affiliate	42,704	267	115
Foreign tax withheld on dividend income	—	(23,783)	(12,957)
Total investment income	117,405,167	518,104	146,145
Expenses
Management fees	31,456,800	139,111	34,451
12b-1 service fees - Class A Shares	1,773,773	16,404	4,491
12b-1 distribution and service fees - Class C Shares	3,214,004	16,681	2,860
12b-1 distribution and service fees - Class R3 Shares(1)	42,728	933	282
Shareholder servicing agent fees	1,841,122	14,004	6,731
Interest expense	11,048	94	19
Custodian fees	275,119	31,080	67,060
Professional fees	255,744	56,839	34,018
Trustees fees	136,933	498	123
Shareholder reporting expenses	258,382	38,982	14,994
Federal and state registration fees	352,053	61,990	61,049
Other	25,302	6,825	6,414
Total expenses before fee waiver/expense reimbursement	39,643,008	383,441	232,492
Fee waiver/expense reimbursement	—	(172,961)	(181,220)
Net expenses	39,643,008	210,480	51,272
Net investment income (loss)	77,762,159	307,624	94,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	44,828,299	1,135,040	199,065
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,281,576,719	2,715,885	589,000
Net realized and unrealized gain (loss)	1,326,405,018	3,850,925	788,065
Net increase (decrease) in net assets from operations	$1,404,167,177	$4,158,549	$ 882,938

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 77,762,159	$ 43,617,502	$ 307,624	$ 374,079
Net realized gain (loss) from investments and foreign currency	44,828,299	268,808,922	1,135,040	(244,598)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,281,576,719	(129,819,815)	2,715,885	(3,029)
Net increase (decrease) in net assets from operations	1,404,167,177	182,606,609	4,158,549	126,452
Distributions to Shareholders
Dividends:
Class A Shares	(30,034,023)	(45,355,921)	(108,634)	(178,866)
Class C Shares	(12,159,271)	(34,677,878)	(15,572)	(44,571)
Class R3 Shares(1)	(381,530)	(1,305,216)	(2,150)	(3,160)
Class R6 Shares	(113,151,114)	(5,703,332)	—	—
Class I Shares	(96,179,862)	(169,001,496)	(215,623)	(364,662)
Decrease in net assets from distributions to shareholders	(251,905,800)	(256,043,843)	(341,979)	(591,259)
Fund Share Transactions
Proceeds from sale of shares	3,387,084,842	807,879,918	2,708,950	6,318,637
Proceeds from shares issued to shareholders due to reinvestment of distributions	197,786,877	157,044,267	314,389	553,132
	3,584,871,719	964,924,185	3,023,339	6,871,769
Cost of shares redeemed	(1,131,746,469)	(1,127,611,280)	(6,351,511)	(9,705,432)
Net increase (decrease) in net assets from Fund share transactions	2,453,125,250	(162,687,095)	(3,328,172)	(2,833,663)
Net increase (decrease) in net assets	3,605,386,627	(236,124,329)	488,398	(3,298,470)
Net assets at the beginning of period	2,934,469,166	3,170,593,495	19,506,213	22,804,683
Net assets at the end of period	$ 6,539,855,793	$ 2,934,469,166	$19,994,611	$19,506,213

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Santa Barbara International Dividend Growth
	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 94,873	$ 96,972
Net realized gain (loss) from investments and foreign currency	199,065	(93,052)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	589,000	(34,864)
Net increase (decrease) in net assets from operations	882,938	(30,944)
Distributions to Shareholders
Dividends:
Class A Shares	(39,896)	(29,539)
Class C Shares	(4,047)	(3,839)
Class R3 Shares(1)	(730)	(744)
Class R6 Shares	—	—
Class I Shares	(67,537)	(36,250)
Decrease in net assets from distributions to shareholders	(112,210)	(70,372)
Fund Share Transactions
Proceeds from sale of shares	371,864	1,690,275
Proceeds from shares issued to shareholders due to reinvestment of distributions	79,516	49,138
	451,380	1,739,413
Cost of shares redeemed	(1,069,389)	(1,867,329)
Net increase (decrease) in net assets from Fund share transactions	(618,009)	(127,916)
Net increase (decrease) in net assets	152,719	(229,232)
Net assets at the beginning of period	4,858,035	5,087,267
Net assets at the end of period	$ 5,010,754	$ 4,858,035

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2021	$43.32	$0.62	$11.55	$12.17	$(0.58)	$(1.52)	$(2.10)	$53.39
2020	44.21	0.61	2.28	2.89	(0.67)	(3.11)	(3.78)	43.32
2019	42.61	0.65	3.49	4.14	(0.60)	(1.94)	(2.54)	44.21
2018	38.84	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.61
2017	35.52	0.58	3.30	3.88	(0.56)	0.00	(0.56)	38.84
Class C (03/06)
2021	43.28	0.26	11.54	11.80	(0.23)	(1.52)	(1.75)	53.33
2020	44.16	0.29	2.29	2.58	(0.35)	(3.11)	(3.46)	43.28
2019	42.53	0.34	3.49	3.83	(0.26)	(1.94)	(2.20)	44.16
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53
2017	35.46	0.30	3.30	3.60	(0.29)	0.00	(0.29)	38.77
Class R6 (03/13)
2021	43.74	0.78	11.66	12.44	(0.74)	(1.52)	(2.26)	53.92
2020	44.62	0.75	2.30	3.05	(0.82)	(3.11)	(3.93)	43.74
2019	43.03	0.78	3.54	4.32	(0.79)	(1.94)	(2.73)	44.62
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03
2017	35.81	0.70	3.34	4.04	(0.66)	0.00	(0.66)	39.19
Class I (03/06)
2021	43.28	0.74	11.53	12.27	(0.70)	(1.52)	(2.22)	53.33
2020	44.17	0.72	2.28	3.00	(0.78)	(3.11)	(3.89)	43.28
2019	42.64	0.75	3.49	4.24	(0.77)	(1.94)	(2.71)	44.17
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64
2017	35.54	0.66	3.32	3.98	(0.65)	0.00	(0.65)	38.87

	Ratios/Supplemental Data
		Ratios to Average Net Assets(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income(Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

28.85%	$ 837,090	0.92%	1.29%	1.29%	15%
6.54	624,209	0.95	1.42	N/A	25
10.29	497,332	0.96	1.57	N/A	31
14.56	464,170	0.96	1.42	N/A	28
11.04	449,109	0.97	1.61	N/A	22

27.89	305,518	1.67	0.55	0.55	15
5.75	328,375	1.70	0.67	N/A	25
9.46	499,839	1.71	0.82	N/A	31
13.70	491,639	1.71	0.67	N/A	28
10.21	507,089	1.72	0.83	N/A	22

29.24	3,103,203	0.62	1.57	1.57	15
6.86	69,249	0.64	1.73	N/A	25
10.66	80,768	0.65	1.88	N/A	31
14.91	64,717	0.64	1.69	N/A	28
11.41	26,984	0.65	1.91	N/A	22

29.15	2,294,045	0.67	1.54	1.54	15
6.82	1,901,783	0.70	1.67	N/A	25
10.57	2,072,824	0.71	1.82	N/A	31
14.84	2,131,227	0.71	1.66	N/A	28
11.34	1,853,930	0.72	1.81	N/A	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended 2021, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments From Affiliates for periods prior to the fiscal year ended July 31, 2021.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2021	$27.15	$0.45	$5.83	$6.28	$(0.50)	$ —	$(0.50)	$32.93
2020	27.29	0.44	0.13	0.57	(0.44)	(0.27)	(0.71)	27.15
2019	27.81	0.52	0.10	0.62	(0.56)	(0.58)	(1.14)	27.29
2018	28.67	0.48	2.34	2.82	(0.43)	(3.25)	(3.68)	27.81
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
Class C (06/12)
2021	27.06	0.22	5.82	6.04	(0.28)	—	(0.28)	32.82
2020	27.20	0.23	0.14	0.37	(0.24)	(0.27)	(0.51)	27.06
2019	27.73	0.31	0.10	0.41	(0.36)	(0.58)	(0.94)	27.20
2018	28.59	0.26	2.35	2.61	(0.22)	(3.25)	(3.47)	27.73
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
Class I (06/12)
2021	27.14	0.52	5.84	6.36	(0.58)	—	(0.58)	32.92
2020	27.28	0.51	0.13	0.64	(0.51)	(0.27)	(0.78)	27.14
2019	27.81	0.58	0.10	0.68	(0.63)	(0.58)	(1.21)	27.28
2018	28.67	0.53	2.36	2.89	(0.50)	(3.25)	(3.75)	27.81
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

23.33%	$ 7,242	2.02%	0.61%	0.61%	1.15%	1.49%	1.49%	12%
2.14	5,888	1.69	1.07	N/A	1.15	1.61	N/A	33
2.58	7,444	1.77	1.33	N/A	1.15	1.94	N/A	22
10.35	8,961	1.88	0.99	N/A	1.15	1.73	N/A	48
11.55	6,188	1.25	1.78	N/A	1.15	1.88	N/A	33

22.43	1,377	2.77	(0.15)	(0.15)	1.90	0.73	0.73	12
1.32	1,934	2.44	0.33	N/A	1.90	0.87	N/A	33
1.81	2,566	2.52	0.54	N/A	1.90	1.17	N/A	22
9.55	3,278	2.63	0.20	N/A	1.90	0.93	N/A	48
10.75	2,856	2.00	1.08	N/A	1.90	1.18	N/A	33

23.64	11,376	1.77	0.85	0.85	0.90	1.73	1.73	12
2.37	11,488	1.44	1.37	N/A	0.90	1.91	N/A	33
2.84	12,682	1.52	1.57	N/A	0.90	2.19	N/A	22
10.63	10,049	1.61	1.19	N/A	0.90	1.90	N/A	48
11.83	8,813	1.01	2.09	N/A	0.90	2.20	N/A	33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended 2021, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments From Affiliates for periods prior to the fiscal year ended July 31, 2021.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2021	$24.93	$0.51	$ 4.34	$ 4.85	$(0.60)	$ —	$ —	$(0.60)	$29.18
2020	25.85	0.46	(1.02)	(0.56)	(0.36)	—	—	(0.36)	24.93
2019	27.30	0.62	(1.05)	(0.43)	(0.90)	—	(0.12)	(1.02)	25.85
2018	26.90	0.59	0.45	1.04	(0.64)	—	—	(0.64)	27.30
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
Class C (06/12)
2021	24.66	0.24	4.34	4.58	(0.42)	—	—	(0.42)	28.82
2020	25.60	0.30	(1.04)	(0.74)	(0.20)	—	—	(0.20)	24.66
2019	27.02	0.37	(0.97)	(0.60)	(0.70)	—	(0.12)	(0.82)	25.60
2018	26.67	0.42	0.40	0.82	(0.47)	—	—	(0.47)	27.02
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
Class I (06/12)
2021	24.96	0.56	4.36	4.92	(0.67)	—	—	(0.67)	29.21
2020	25.88	0.57	(1.07)	(0.50)	(0.42)	—	—	(0.42)	24.96
2019	27.33	0.89	(1.25)	(0.36)	(0.97)	—	(0.12)	(1.09)	25.88
2018	26.93	0.71	0.40	1.11	(0.71)	—	—	(0.71)	27.33
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

19.70%	$1,957	4.85%	(1.82) %	(1.82) %	1.14%	1.89%	1.89%	18%
(2.12)	1,703	4.19	(1.22)	N/A	1.15	1.82	N/A	49
(1.56)	2,597	3.29	0.24	N/A	1.15	2.39	N/A	101
3.92	2,049	3.56	(0.27)	N/A	1.15	2.14	N/A	31
11.65	2,132	4.53	(0.45)	N/A	1.15	2.92	N/A	25

18.79	216	5.60	(2.80)	(2.80)	1.89	0.91	0.91	18
(2.89)	456	4.94	(1.84)	N/A	1.90	1.20	N/A	49
(2.24)	464	4.05	(0.71)	N/A	1.90	1.43	N/A	101
3.13	636	4.33	(0.88)	N/A	1.90	1.55	N/A	31
10.81	785	5.19	(0.98)	N/A	1.90	2.31	N/A	25

19.98	2,838	4.60	(1.62)	(1.62)	0.89	2.09	2.09	18
(1.86)	2,637	3.94	(0.77)	N/A	0.90	2.28	N/A	49
(1.30)	1,962	3.05	1.24	N/A	0.90	3.40	N/A	101
4.18	2,330	3.32	0.15	N/A	0.90	2.58	N/A	31
11.92	2,431	4.14	0.28	N/A	0.90	3.52	N/A	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended 2021, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments From Affiliates for periods prior to the fiscal year ended July 31, 2021.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the "current fiscal period”).
Fund Reorganization
On April 22, 2021, the Funds' Board of Trustees (the “Board”) approved the reorganization of Nuveen Large Cap Core Fund (the “Target Fund”) into Santa Barbara Dividend Growth (the “Acquiring Fund”) (the “Reorganization”). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
If the Target Fund shareholders approve the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. These Acquiring Fund shares will then be distributed to Target Fund shareholders and the Target Fund will be terminated. Each Target Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder's Target Fund shares immediately prior to the closing of the reorganization.
Investment Adviser and Sub-Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value ("NAV") without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
Japan	$1,519,360	7.6%
United Kingdom	1,279,257	6.4
Canada	966,005	4.8
Germany	918,720	4.6
France	903,003	4.5
Hong Kong	552,059	2.8
Australia	463,837	2.3
Switzerland	409,520	2.1
Italy	374,489	1.9
Total non-U.S. securities	$7,386,250	37.0%

Notes to Financial Statements (continued)
Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$1,145,726	22.9%
Japan	751,196	15.0
France	505,380	10.1
Canada	459,739	9.2
Germany	322,672	6.4
Netherlands	266,893	5.3
Hong Kong	259,556	5.2
Denmark	240,408	4.8
Australia	216,503	4.3
Other	574,867	11.5
Total non-U.S. securities	$4,742,940	94.7%
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis and includes accretion of discount and amortization of premiums for financial reporting purposes. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds' investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds' financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:

Notes to Financial Statements (continued)
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$6,459,724,435	$ —	$ —	$6,459,724,435
Short-Term Investments:
Repurchase Agreements	—	88,638,193	—	88,638,193
Total	$6,459,724,435	$88,638,193	$ —	$6,548,362,628

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$12,629,427	$6,834,267**	$ —	$19,463,694
Short-Term Investments:
Repurchase Agreements	—	482,108	—	482,108
Total	$12,629,427	$7,316,375	$ —	$19,945,802

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$459,739	$4,455,498**	$ —	$4,915,237
Short-Term Investments:
Repurchase Agreements	—	153,622	—	153,622
Total	$459,739	$4,609,120	$ —	$5,068,859

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$88,638,193	$(90,410,979)
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	482,108	(491,769)
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	153,622	(156,781)
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the

Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the Fund did not have any securities out on loan.
Investment Transactions
Long-term purchases and sales (excluding securities purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$3,052,298,868	$2,237,536	$ 833,955
Sales	776,065,939	5,626,224	1,353,261
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/21		Year Ended 7/31/20
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,266,542	$ 157,028,203	5,895,509	$ 254,025,405
Class A – automatic conversion of Class C Shares	20,661	1,037,900	4,017	167,863
Class A - automatic conversion of Class R3 Shares	198,562	10,392,748	—	—
Class C	816,810	38,953,736	1,577,942	66,595,218
Class R3(1)	19,961	955,579	65,467	2,821,159
Class R6	61,913,458	2,841,839,998	590,916	25,902,644
Class I	7,058,483	336,876,678	10,968,367	458,367,629
Shares issued to shareholders due to reinvestment of distributions:
Class A	409,696	19,105,787	760,205	33,356,612
Class C	188,278	8,692,087	445,872	19,643,362
Class R3(1)	7,612	354,578	24,127	1,070,843
Class R6	2,369,435	112,480,628	106,399	4,701,437
Class I	1,226,084	57,153,797	2,244,481	98,272,013
	77,495,582	3,584,871,719	22,683,302	964,924,185
Shares redeemed:
Class A	(2,624,692)	(123,865,043)	(3,500,382)	(145,999,696)
Class C	(2,842,387)	(135,825,160)	(5,750,235)	(245,801,160)
Class C – automatic conversion to Class A Shares	(20,678)	(1,037,900)	(4,023)	(167,863)
Class R3(1)	(79,041)	(3,700,510)	(286,280)	(12,587,497)
Class R3 – automatic conversion to Class A Shares	(196,982)	(10,392,748)	—	—
Class R6	(8,317,493)	(417,212,298)	(924,316)	(40,812,202)
Class I	(9,215,552)	(439,712,810)	(16,195,581)	(682,242,862)
	(23,296,825)	(1,131,746,469)	(26,660,817)	(1,127,611,280)
Net increase (decrease)	54,198,757	$ 2,453,125,250	(3,977,515)	$ (162,687,095)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 7/31/21		Year Ended 7/31/20
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	47,120	$ 1,420,304	92,325	$ 2,565,352
Class A – automatic conversion of Class C Shares	2,752	87,122	52	1,394
Class A - automatic conversion of Class R3 Shares	4,952	164,001	—	—
Class C	2,865	84,817	4,447	124,085
Class R3(1)	362	10,314	3,023	75,720
Class I	31,365	942,392	131,490	3,552,086
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,570	106,983	6,479	177,095
Class C	506	14,830	1,555	42,784
Class R3(1)	50	1,429	58	1,562
Class I	6,419	191,147	12,280	331,691
	99,961	3,023,339	251,709	6,871,769
Shares redeemed:
Class A	(55,385)	(1,693,545)	(154,758)	(4,229,734)
Class C	(30,154)	(896,608)	(28,801)	(733,334)
Class C – automatic conversion to Class A Shares	(2,761)	(87,122)	(52)	(1,394)
Class R3(1)	(2,662)	(87,313)	(31)	(835)
Class R3 – automatic conversion to Class A Shares	(4,965)	(164,001)	—	—
Class I	(115,603)	(3,422,922)	(185,277)	(4,740,135)
	(211,530)	(6,351,511)	(368,919)	(9,705,432)
Net increase (decrease)	(111,569)	$(3,328,172)	(117,210)	$(2,833,663)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Year Ended 7/31/21		Year Ended 7/31/20
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,752	$ 262,793	10,422	$ 275,786
Class A – automatic conversion of Class C Shares	2,471	69,400	—	—
Class C	543	15,700	1,746	48,383
Class I	885	23,971	62,043	1,366,106
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,384	37,175	1,146	27,655
Class C	127	3,364	133	3,151
Class I	1,454	38,977	750	18,332
	16,616	451,380	76,240	1,739,413
Shares redeemed:
Class A	(14,844)	(396,956)	(43,736)	(1,043,484)
Class C	(9,188)	(234,660)	(1,499)	(38,549)
Class C – automatic conversion to Class A Shares	(2,500)	(69,400)	—	—
Class R3(1)	(2,500)	(73,900)	—	—
Class I	(10,826)	(294,473)	(32,959)	(785,296)
	(39,858)	(1,069,389)	(78,194)	(1,867,329)
Net increase (decrease)	(23,242)	$ (618,009)	(1,954)	$ (127,916)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2021.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$4,232,112,329	$13,192,138	$3,746,568
Gross unrealized:
Appreciation	$2,328,526,225	$ 7,098,223	$1,548,303
Depreciation	(12,275,926)	(344,559)	(226,012)
Net unrealized appreciation (depreciation) of investments	$2,316,250,299	$ 6,753,664	$1,322,291
Permanent differences, primarily due to real estate investment trust adjustments, tax equalization, foreign currency transactions, distribution reallocations, and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2021, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2021, the Funds' tax year end, were as follows:

Notes to Financial Statements (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$18,946,176	$ 16,994	$36,213
Undistributed net long-term capital gains	30,977,930	788,235	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 72,999,270	$341,979	$112,210
Distributions from net long-term capital gains	178,906,530	—	—

2020	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 47,934,932	$366,930	$70,372
Distributions from net long-term capital gains	208,108,911	224,329	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2021, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Santa Barbara International Dividend Growth
Not subject to expiration:
Short-term	$ —
Long-term	160,362
Total	$160,362
During the Funds' tax year ended July 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Utilized capital loss carryforwards	$275,940	$176,328
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Santa Barbara Dividend Growth	0.1541%
Santa Barbara Global Dividend Growth	0.1536%
Santa Barbara International Dividend Growth	0.1536%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2023	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2023	N/A
N/A Not Applicable

Notes to Financial Statements (continued)
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$397,568	$7,313	$ —
Paid to financial intermediaries (Unaudited)	364,937	6,774	—
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$440,459	$2,610	$157
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$353,298	$883	$529
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$32,596	$985	$ —
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Nuveen owned shares	8%	28%

8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may affect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Upcoming Sub-Adviser and Fund Name Changes
During August 2021 (subsequent to the close of this reporting period), the Board approved sub-advisory agreements, effective on December 31, 2021, between the Adviser and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace Santa Barbara as each Fund’s sub-adviser. NAM and Santa Barbara are both affiliates of the Adviser and are subsidiaries of Nuveen. In connection therewith, the Board also approved the following name change for each Fund, effective November 30, 2021:
•	Nuveen Santa Barbara Dividend Growth Fund to Nuveen Dividend Growth Fund;
•	Nuveen Santa Barbara Global Dividend Growth Fund to Nuveen Global Dividend Growth Fund; and
•	Nuveen Santa Barbara International Dividend Growth Fund to Nuveen International Dividend Growth Fund.
The Funds’ portfolio management teams and investment strategies will not be affected by these changes.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East, 17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Santa Barbara International Dividend Growth Fund paid qualifying foreign taxes of $12,957 and earned $158,953 of foreign source income during the fiscal year ended July 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.07547 per share as foreign taxes paid and $0.92580 per share as income earned from foreign sources for the fiscal year ended July 31, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2021:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth
Long-Term Capital Gain Dividends	$178,906,530	$57,148
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% of DRD	100.0%	76.4%	0.0%
% of QDI	100.0%	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index (Net): The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index (Net): The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Santa Barbara Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for such periods. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the first quartile of its Performance Peer Group for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2020 and the first quartile for the three-year period ended December 31, 2020. Further, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and second quartile for the three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s per-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
formance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period and third quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three-, and five-year periods ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period and second quartile for the five-year period ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for such periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages (and the International Dividend Growth Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year).
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; and foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense caps applicable to the Global Dividend Growth Fund and the International Dividend Growth Fund and the permanent expense cap applicable to the Dividend Growth Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds' liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund's liquidity risk. The Program consists of various protocols for assessing and managing each Fund's liquidity risk. The Funds' Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds' investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund's liquidity developments.
In accordance with the Program, LMAT assesses each Fund's liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	146
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	146
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	146
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	146
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	146

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	146
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	146
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	146
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	146
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-SBGDG-0721P1819428-INV-Y-09/22

Mutual Funds
31 July
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R6	Class I
Nuveen Emerging Markets Equity Fund	NEKAX	NEKCX	NEKFX	NEKIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQFX	NBQIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover  –  including China, the U.S. and Europe not far behind  –  have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollout s have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
September 24, 2021

4

Portfolio Managers’
Comments
Nuveen Emerging Markets Equity Fund
Nuveen International Growth Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser. Barton Grenning and Willis Tsai serve as portfolio managers for the Nuveen Emerging Markets Equity Fund. David H. Lund, CFA , and Joseph R. O’Flaherty serve as portfolio managers for the Nuveen International Growth Fund.
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2021. For more information on each Fund’s investment objectives and policies, please refer to each Fund’s prospectus.
What factors affected the U.S. economy and domestic and global markets during the twelve-month annual reporting period ended July 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.
In general, stock markets reflected a resurging global economy. Constrained demand, combined with ongoing fiscal and monetary stimulus, drove business confidence and corporate earnings. The International Monetary Fund increased its economic growth forecasts for developed markets in 2021 and are particularly bullish about prospects for the United States, increasing its 2021 forecast for U.S. growth to 7%. This environment resulted in remarkable equity returns for the reporting period with the S&P 500® and MSCI EAFE (Net) both posting gains of over 30% while the MSCI Emerging Market Index (Net) rose over 20%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Emerging Markets Equity Fund
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund invests in high quality, growth-oriented emerging market companies, diversified by country, sector and market capitalization with strong relative earnings growth, attractive relative valuations and adequate liquidity. A thematic, cross-border approach identifies companies exhibiting strong forward looking growth catalysts, including positive changes or competitive advantages in management, financials and industry or macroeconomic backdrop, and attractive valuations. The investment team will sell or trim a security following a breakdown in the investment thesis, if a superior investment is identified, if the position size becomes too large or if the target price is reached with no identifiable catalysts or value drivers.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the MSCI Emerging Markets Index (Net) for the reporting period. For purposes of this Performance Commentary references to relative performance are in comparison to the MSCI Emerging Markets Index (Net).
The relative underperformance was mainly attributable to unfavorable stock selection. This was most prominent in the Fund’s China position, where security selection was the largest detractor from relative performance, despite the small relative advantage of holding an underweight in the country. Holdings in Alibaba Group, Baidu and HUYA were among the largest detractors in the portfolio. All three stocks continued to be held in the Fund as of July 31, 2021. The Fund’s Brazil, Hong Kong and South Korea positions also negatively impacted relative performance. From a sector perspective, consumer discretionary was the greatest detractor due to negative stock selection and overweight positioning. E-commerce and marketplace provider Americanas SA was the greatest individual detractor within the sector. The team continues to have conviction in the fundamentals and continued to hold the security at the end of the reporting period. Materials was another challenging area for the Fund led by AngloGold Ashanti Limited, which was down as investors favored crypto currency over gold during the period. The stock was held in the portfolio at the end of the reporting period.
Offsetting some of the relative underperformance was the Fund’s exposure to Singapore-based Sea Ltd., which is not included in the benchmark. Stock selection in Mexico was also favorable to relative performance, led by the strong performance of Grupo Televisa. Holdings in Taiwan Semiconductor Manufacturing Co., Samsung Electronics (South Korea) and ICICI Bank (India) were also among the largest contributors to relative performance. All five stocks continued to be held in the Fund as of July 31, 2021.
Nuveen International Growth Fund
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund’s investment process starts with identifying enduring investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, the management team then classifies the groups of investment opportunities that are believed to be best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, the team evaluates the growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed markets (DM) and emerging markets (EM) that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index (Net) for the reporting period. For purposes of this Performance Commentary references to relative performance are in comparison to the MSCI EAFE Index (Net).
Both allocation effect and stock selection weighed on the Fund’s relative performance. Most notably selection among EM countries including China and India, which are not represented in the developed market benchmark, had the greatest negative impact. Selection in developed countries including Germany, Hong Kong, France, and Denmark also detracted. At the sector level, the performance
6

of the Fund’s holdings fell short of the Index in eight of eleven sectors. The greatest laggard for the reporting period was Chinese e-commerce giant Alibaba Group Holding Ltd. Shares were under pressure early in the reporting period when regulators halted the $34.5 billion initial public offering (IPO) for Ant Group, in which Alibaba owns a large equity stake. The company experienced additional pressure when the Chinese government launched an investigation into Alibaba and other online platforms for monopolistic practices, which eventually resulted in a fine for the firm. In the final month of the reporting period, Alibaba and other Chinese technology related stocks sold off sharply after the government broadened its regulatory crackdown, spurring broad-based selling, which impacted another significant detractor, Tencent Holding Ltd. The Chinese multi-national technology company detracted from the Fund’s relative performance after rallying in the first half of the reporting period, due to positive sentiment around the IPO of Chinese social media and e-commerce company Kuaishou Technology. Tencent owns approximately one-fifth of the outstanding shares. However, as the reporting period progressed, shares were pressured by a slowdown in user growth for the Kuaishou App and a significant revenue decline in its key livestreaming business. The Fund maintained positions in Alibaba and Tencent through the end of the reporting period.
Offsetting some of the relative underperformance was positive stock selection in Canada, Japan, Switzerland, Israel and Spain. Sectors that offset relative underperformance were industrials, consumer staples and utilities. The Fund’s top performing stock during the reporting period was Israeli-based industrial and commercial apparel and textile printing company Kornit Digital Ltd. The company reported first quarter 2021 results that came in well ahead of consensus with guidance ahead of expectations as management announced several key wins, including Alibaba’s smart manufacturing platform. Management noted that Alibaba could become a larger customer than Amazon, which currently accounts for nearly 25% of the company’s total revenue. The Fund continued to own Kornit Digital at the end of the reporting period.
7

Risk Considerations
Nuveen Emerging Markets Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small and mid-cap companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives and growth stock risks, are described in detail in the Fund’s prospectus.
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
9

Fund Performance and Expense Ratios (continued)
Nuveen Emerging Markets Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	11/27/18	13.59%	15.30%	2.67%	1.22%
Class A Shares at maximum Offering Price	11/27/18	7.05%	12.78%	-	-
MSCI Emerging Markets Index (Net)	-	20.64%	13.02%	-	-
Lipper Emerging Markets Funds Classification Average	-	24.42%	15.45%	-	-
Class C Shares	11/27/18	12.77%	14.50%	3.42%	1.97%
Class R6 Shares	11/27/18	14.01%	15.66%	2.36%	0.90%
Class I Shares	11/27/18	13.85%	15.58%	2.42%	0.96%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2023 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
10

Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	4/24/09	20.39%	10.33%	7.44%	1.20%	1.13%
Class A Shares at maximum Offering Price	4/24/09	13.47%	9.03%	6.80%	-	-
MSCI EAFE Index (Net)	-	30.31%	9.35%	6.14%	-	-
Lipper International Multi-Cap Growth Funds Classification Average	-	28.11%	11.70%	7.40%	-	-
Class C Shares	4/24/09	19.50%	9.51%	6.80%	1.95%	1.88%
Class I Shares	4/24/09	20.70%	10.61%	7.70%	0.95%	0.88%

	Total Returns as of July 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	20.80%	10.51%	11.20%	0.84%	0.78%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% through July 31, 2023 (1.45% after July 31, 2023) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2023 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
11

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
12

Holding Summaries    as of July 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Emerging Markets Equity Fund
Fund Allocation (% of net assets)
Common Stocks	98.5%
Investments Purchased with Collateral from Securities Lending	2.3%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Alibaba Group Holding Ltd	7.7%
Taiwan Semiconductor Manufacturing Co Ltd	7.0%
Samsung Electronics Co Ltd	4.9%
Baidu Inc, Sponsored ADR	4.1%
Tencent Holdings Ltd	3.4%
Portfolio Composition (% of net assets)
Internet & Direct Marketing Retail	20.6%
Interactive Media & Services	10.2%
Semiconductors & Semiconductor Equipment	9.0%
Banks	7.5%
Hotels, Restaurants & Leisure	6.8%
Food & Staples Retailing	6.5%
Electronic Equipment, Instruments & Components	4.9%
Technology Hardware, Storage & Peripherals	4.9%
Oil, Gas & Consumable Fuels	4.5%
Multiline Retail	3.8%
Other [1]	19.8%
Investments Purchased with Collateral from Securities Lending	2.3%
Repurchase Agreements	2.0%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%
Country Allocation[2] (% of net assets)
China	32.1%
Taiwan	12.0%
Brazil	11.0%
South Korea	9.2%
India	7.7%
Mexico	5.3%
South Africa	5.2%
Russia	4.6%
United States	4.3%
Macau	3.6%
Other	7.8%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 96.8% (as a percentage of net assets) in emerging market countries.
13

Holding Summaries    as of July 31, 2021 (continued)
Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.6%
Investments Purchased with Collateral from Securities Lending	1.1%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Sony Group Corp	2.3%
ICON PLC	1.9%
Experian PLC	1.9%
Brookfield Asset Management Inc	1.8%
Hoya Corp	1.8%
Portfolio Composition (% of net assets)
Semiconductors & Semiconductor Equipment	6.9%
Internet & Direct Marketing Retail	6.8%
Capital Markets	5.9%
Software	5.6%
Health Care Equipment & Supplies	4.8%
IT Services	4.6%
Life Sciences Tools & Services	4.1%
Aerospace & Defense	4.0%
Interactive Media & Services	3.9%
Pharmaceuticals	3.6%
Electronic Equipment, Instruments & Components	3.5%
Banks	3.5%
Oil, Gas & Consumable Fuels	3.4%
Chemicals	3.2%
Professional Services	3.2%
Entertainment	3.0%
Food Products	2.7%
Insurance	2.7%
Household Durables	2.3%
Other [1]	18.9%
Investments Purchased with Collateral from Securities Lending	1.1%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Country Allocation[2] (% of net assets)
United Kingdom	14.1%
China	9.4%
Japan	9.2%
United States	8.0%
Canada	7.7%
Germany	6.8%
France	6.6%
Taiwan	4.4%
Australia	4.3%
Ireland	3.8%
Netherlands	3.6%
Hong Kong	3.2%
Other	19.4%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 23.5% (as a percentage of net assets) in emerging market countries.
14

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2021.
The beginning of the period is February 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Emerging Markets Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 909.64	$ 906.35	$ 911.08	$ 910.70
Expenses Incurred During the Period	$ 5.68	$ 9.22	$ 3.98	$ 4.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,020.63	$1,020.13
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 4.21	$ 4.71
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.84%, and 0.94% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
15

Expense Examples    (continued)
Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.49	$1,033.82	$1,039.26	$1,038.87
Expenses Incurred During the Period	$ 5.20	$ 8.98	$ 3.49	$ 3.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.69	$1,015.97	$1,021.37	$1,020.93
Expenses Incurred During the Period	$ 5.16	$ 8.90	$ 3.46	$ 3.91
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.78%, 0.69% and 0.78% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund (two of the funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
17

Nuveen Emerging Markets Equity Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.5%
	COMMON STOCKS – 98.5%
	Banks – 7.5%
937	Capitec Bank Holdings Ltd	$104,037
1,971	HDFC Bank Ltd, ADR	139,094
16,657	ICICI Bank Ltd, Sponsored ADR, (2)	309,654
39,646	Itau Unibanco Holding SA	230,648
8,834	Sberbank of Russia PJSC, Sponsored ADR	146,909
7,106	Sberbank of Russia PJSC, Sponsored ADR, (3)	118,254
	Total Banks	1,048,596
	Beverages – 1.1%
58,252	Anadolu Efes Biracilik Ve Malt Sanayii AS	153,615
	Electronic Equipment, Instruments & Components – 4.9%
54,224	AAC Technologies Holdings Inc, (3)	325,458
23,292	Delta Electronics Inc, (3)	239,999
59,000	Foxconn Industrial Internet Co Ltd, (3)	102,737
12,700	Foxconn Industrial Internet Co Ltd, (3)	22,115
	Total Electronic Equipment, Instruments & Components	690,309
	Entertainment – 3.5%
17,667	HUYA Inc, ADR, (4)	225,961
647	Sea Ltd, ADR, (4)	178,675
8,749	Tencent Music Entertainment Group, ADR, (4)	92,477
	Total Entertainment	497,113
	Food & Staples Retailing – 6.5%
20,356	Cia Brasileira de Distribuicao	121,278
20,356	Sendas Distribuidora SA	338,781
135,274	Wal-Mart de Mexico SAB de CV	445,653
	Total Food & Staples Retailing	905,712
	Health Care Providers & Services – 1.5%
133,771	Life Healthcare Group Holdings Ltd, (4)	215,111
	Hotels, Restaurants & Leisure – 6.8%
40,700	Galaxy Entertainment Group Ltd, (3), (4)	275,826
4,299	Huazhu Group Ltd, ADR, (4)	193,369
17,871	Melco Resorts & Entertainment Ltd, ADR, (4)	248,764
181,800	Wynn Macau Ltd, (3), (4)	232,996
	Total Hotels, Restaurants & Leisure	950,955
18

Shares	Description (1)	Value
	Insurance – 1.5%
24,728	Ping An Insurance Group Co of China Ltd, (3)	$ 216,391
	Interactive Media & Services – 10.2%
3,487	Baidu Inc, Sponsored ADR, (4)	571,903
11,960	MailRu Group Ltd, GDR, (4)	248,050
8,000	Tencent Holdings Ltd, (3)	482,465
1,902	Yandex NV, (4)	129,203
	Total Interactive Media & Services	1,431,621
	Internet & Direct Marketing Retail – 20.6%
43,936	Alibaba Group Holding Ltd, (3), (4)	1,073,038
7,579	Allegroeu SA,144A, (4)	130,038
33,287	Americanas SA, (4)	313,803
4,683	Baozun Inc, Sponsored ADR, (4)	115,764
6,012	JDcom Inc, ADR, (4)	426,131
6,800	Meituan,144A, (3), (4)	188,166
2,156	Naspers Ltd, (3)	416,065
13,249	Vipshop Holdings Ltd, ADR, (4)	220,331
	Total Internet & Direct Marketing Retail	2,883,336
	IT Services – 1.0%
2,330	StoneCo Ltd, (4)	137,097
	Media – 2.7%
21,720	Grupo Televisa SAB, Sponsored ADR	294,306
14,112	iClick Interactive Asia Group Ltd, ADR, (4)	79,874
	Total Media	374,180
	Metals & Mining – 3.1%
21,421	AngloGold Ashanti Ltd, (3)	428,929
	Multiline Retail – 3.8%
224,625	Lojas Americanas SA	305,782
69,800	Lojas Americanas SA	88,452
1,056,300	Matahari Department Store Tbk PT, (3), (4)	131,947
	Total Multiline Retail	526,181
	Oil, Gas & Consumable Fuels – 4.5%
4,255	Reliance Industries Ltd, Sponsored GDR,144A	235,302
7,234	Reliance Industries Ltd, Sponsored GDR,144A	400,040
	Total Oil, Gas & Consumable Fuels	635,342
	Personal Products – 2.7%
1,959	Amorepacific Corp, (3)	377,644
	Real Estate Management & Development – 1.2%
52,659	China Vanke Co Ltd, (3)	168,712
19

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 9.0%
37,130	ASE Technology Holding Co Ltd, (3)	$163,385
3,720	MediaTek Inc, (3)	121,636
46,662	Taiwan Semiconductor Manufacturing Co Ltd, (3)	975,212
	Total Semiconductors & Semiconductor Equipment	1,260,233
	Technology Hardware, Storage & Peripherals – 4.9%
10,095	Samsung Electronics Co Ltd, (3)	689,856
	Wireless Telecommunication Services – 1.5%
824	SK Telecom Co Ltd, (3)	215,834
	Total Long-Term Investments (cost $13,049,207)	13,806,767

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.3%
	MONEY MARKET FUNDS – 2.3%
317,437	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.050% (6)	$ 317,437
	Total Investments Purchased with Collateral from Securities Lending (cost $317,437)		317,437

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.0%
	REPURCHASE AGREEMENTS – 2.0%
$ 281	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $280,640, collateralized by $200,600 U.S. Treasury Bond, 4.500%, due 5/15/38, value $286,349	0.000%	8/02/21	$ 280,640
	Total Short-Term Investments (cost $280,640)			280,640
	Total Investments (cost $13,647,284) – 102.8%			14,404,844
	Other Assets Less Liabilities – (2.8)%			(394,193)
	Net Assets – 100%			$ 14,010,651
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $306,549.
(3)	For fair value measurement disclosure purposes, investment classified as Level 2.
(4)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(5)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See accompanying notes to financial statements.
20

Nuveen International Growth Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.6%
	COMMON STOCKS – 96.6%
	Aerospace & Defense – 4.0%
142,768	Airbus SE, (2), (3)	$19,583,291
919,594	CAE Inc, (3)	28,061,032
289,208	Montana Aerospace AG,144A, (3)	11,014,711
328,873	Thales SA, (2)	34,516,778
	Total Aerospace & Defense	93,175,812
	Banks – 3.5%
1,182,125	HDFC Bank Ltd, (2)	22,725,906
2,183,546	ING Groep NV, (2)	28,016,408
49,303,174	Lloyds Banking Group PLC, (2)	31,172,766
	Total Banks	81,915,080
	Beverages – 1.0%
486,113	Diageo PLC, (2)	24,104,524
	Biotechnology – 2.2%
101,266	CRISPR Therapeutics AG, (3)	12,255,211
37,005	Genmab A/S, (2), (3)	16,725,477
528,300	PeptiDream Inc, (2), (3)	21,803,851
	Total Biotechnology	50,784,539
	Capital Markets – 5.9%
793,915	Brookfield Asset Management Inc	42,863,471
511,900	Hong Kong Exchanges & Clearing Ltd, (2)	32,715,367
321,547	London Stock Exchange Group PLC, (2)	33,528,122
1,813,397	Nordnet AB publ	29,259,891
	Total Capital Markets	138,366,851
	Chemicals – 3.2%
160,773	Air Liquide SA, (2)	27,959,782
220,033	Chr Hansen Holding A/S	19,789,286
421,063	Covestro AG,144A, (2)	27,125,378
	Total Chemicals	74,874,446
	Diversified Financial Services – 2.1%
3,434,879	Burford Capital Ltd, (2)	37,560,710
4,415,528	Omni Bridgeway Ltd, (2)	11,206,702
	Total Diversified Financial Services	48,767,412
	Diversified Telecommunication Services – 1.7%
598,660	Cellnex Telecom SA,144A, (2)	39,042,571
21

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 3.5%
3,240,500	AAC Technologies Holdings Inc, (2)	$19,449,833
70,500	Keyence Corp, (2)	39,268,675
931,641	Softwareone Holding AG, (2)	23,911,104
	Total Electronic Equipment, Instruments & Components	82,629,612
	Entertainment – 3.0%
56,300	Nintendo Co Ltd, (2)	28,943,995
65,391	Sea Ltd, ADR, (3)	18,058,379
103,902	Spotify Technology SA, (3)	23,759,270
	Total Entertainment	70,761,644
	Food & Staples Retailing – 0.9%
272,564	Dino Polska SA,144A, (2), (3)	21,820,963
	Food Products – 2.7%
13,277,320	Ausnutria Dairy Corp Ltd	12,574,854
183,686	Kerry Group PLC	27,237,177
188,178	Nestle SA, (2)	23,828,915
	Total Food Products	63,640,946
	Health Care Equipment & Supplies – 4.8%
123,026	Cochlear Ltd, (2)	22,257,727
301,900	Hoya Corp, (2), (3)	42,619,074
325,926	Koninklijke Philips NV, (2)	15,028,264
363,950	Mister Spex SE, (3)	10,793,388
1,090,637	Smith & Nephew PLC, (2)	22,256,387
	Total Health Care Equipment & Supplies	112,954,840
	Health Care Providers & Services – 1.0%
175,070	Orpea SA, (2)	22,231,679
	Hotels, Restaurants & Leisure – 1.6%
553,120	Accor SA, (2), (3)	19,574,970
109,083	Flutter Entertainment PLC, (2), (3)	18,629,473
	Total Hotels, Restaurants & Leisure	38,204,443
	Household Durables – 2.3%
505,000	Sony Group Corp, (2)	52,755,569
	Insurance – 2.7%
3,449,400	AIA Group Ltd, (2)	41,274,695
2,483,144	Ping An Insurance Group Co of China Ltd, (2)	21,729,596
	Total Insurance	63,004,291
	Interactive Media & Services – 3.9%
125,868	Baidu Inc, Sponsored ADR, (3)	20,643,611
2,335,728	Rightmove PLC, (2)	22,783,757
568,302	Tencent Holdings Ltd, (2)	34,273,241
22

Shares	Description (1)	Value
	Interactive Media & Services (continued)
2,910,498	Trustpilot Group PLC,144A, (3)	$ 14,491,320
	Total Interactive Media & Services	92,191,929
	Internet & Direct Marketing Retail – 6.8%
867,000	Alibaba Group Holding Ltd, (2), (3)	21,174,524
176,958	Alibaba Group Holding Ltd, Sponsored ADR, (3)	34,540,432
1,335,399	Allegroeu SA,144A, (3)	22,912,362
1,122,498	Americanas SA, (3)	10,582,183
6,762,895	boohoo Group PLC, (2), (3)	24,501,309
199,672	Coupang Inc, (3), (4)	7,252,087
363,750	JDcom Inc, (2), (3)	12,681,699
15,456	MercadoLibre Inc, (3)	24,245,827
	Total Internet & Direct Marketing Retail	157,890,423
	IT Services – 4.6%
1,481,000	GDS Holdings Ltd, (2), (3)	10,980,928
306,063	GDS Holdings Ltd, ADR, (3)	18,045,475
995,630	Megaport Ltd, (2), (3)	12,183,039
4,136,444	NEXTDC Ltd, (2), (3)	38,882,821
495,473	Pagseguro Digital Ltd, (3)	27,469,023
	Total IT Services	107,561,286
	Life Sciences Tools & Services – 4.1%
231,470	Eurofins Scientific SE, (2)	27,686,660
282,385	Evotec SE, (2), (3)	11,708,943
180,454	ICON PLC, (3)	43,899,045
815,500	Wuxi Biologics Cayman Inc,144A, (2), (3)	12,456,151
	Total Life Sciences Tools & Services	95,750,799
	Machinery – 1.1%
187,625	Kornit Digital Ltd, (3)	24,796,520
	Media – 1.1%
1,442,785	YouGov PLC	25,419,363
	Multiline Retail – 0.4%
6,236,100	Lojas Americanas SA	8,489,214
	Multi-Utilities – 0.9%
610,232	RWE AG, (2)	21,697,205
	Oil, Gas & Consumable Fuels – 3.4%
1,232,511	BP PLC, ADR	29,802,116
746,858	Parkland Corp/Canada	23,771,827
918,749	Reliance Industries Ltd, (2)	25,205,848
	Total Oil, Gas & Consumable Fuels	78,779,791
23

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Pharmaceuticals – 3.6%
292,441	AstraZeneca PLC, (2)	$33,604,358
287,389	Dr Reddy's Laboratories Ltd, ADR	17,976,182
362,635	Novo Nordisk A/S, (2)	33,569,584
	Total Pharmaceuticals	85,150,124
	Professional Services – 3.2%
990,491	Experian PLC, (2)	43,607,163
586,500	Recruit Holdings Co Ltd, (2)	30,398,658
	Total Professional Services	74,005,821
	Real Estate Management & Development – 1.0%
342,758	Vonovia SE, (2)	22,820,456
	Road & Rail – 1.3%
158,613	Canadian National Railway Co	17,234,353
900,900	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA, (3)	12,732,731
	Total Road & Rail	29,967,084
	Semiconductors & Semiconductor Equipment – 6.9%
6,291,000	ASE Technology Holding Co Ltd, (2)	27,682,546
54,470	ASML Holding NV, (2)	41,635,983
73,225	Broadcom Inc	35,543,415
1,324,000	Taiwan Semiconductor Manufacturing Co Ltd, (2)	27,670,932
244,441	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	28,511,598
	Total Semiconductors & Semiconductor Equipment	161,044,474
	Software – 5.6%
184,294	Check Point Software Technologies Ltd, (3)	23,423,767
17,468	Constellation Software Inc/Canada	27,980,583
2,305,327	Darktrace PLC, (3), (4)	24,513,710
453,442	Dye & Durham Ltd	17,144,004
436,717	Open Text Corp	22,669,980
662,618	WiseTech Global Ltd, (2)	15,029,884
	Total Software	130,761,928
	Specialty Retail – 0.5%
233,657	Auto1 Group SE,144A, (3)	11,436,261
	Textiles, Apparel & Luxury Goods – 2.1%
50,624	adidas AG, (2)	18,374,151
39,060	LVMH Moet Hennessy Louis Vuitton SE, (2)	31,274,053
	Total Textiles, Apparel & Luxury Goods	49,648,204
	Total Long-Term Investments (cost $1,991,358,156)	2,256,446,104

24

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.1%
	MONEY MARKET FUNDS – 1.1%
25,762,297	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.050% (6)	$ 25,762,297
	Total Investments Purchased with Collateral from Securities Lending (cost $25,762,297)		25,762,297

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.8%
	REPURCHASE AGREEMENTS – 2.8%
$ 64,294	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $64,294,230, collateralized by $64,584,200 U.S. Treasury Bond, 1.875%, due 2/15/41, value $65,580,170	0.000%	8/02/21	$ 64,294,230
	Total Short-Term Investments (cost $64,294,230)			64,294,230
	Total Investments (cost $2,081,414,683) – 100.5%			2,346,502,631
	Other Assets Less Liabilities – (0.5)%			(11,411,318)
	Net Assets – 100%			$ 2,335,091,313
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $24,715,615.
(5)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
25

Statement of Assets and Liabilities
July 31, 2021
	Emerging Markets Equity	International Growth
Assets
Long-term investments, at value (cost $13,049,207 and $1,991,358,156, respectively)(1)	$13,806,767	$2,256,446,104
Investment purchased with collateral from securities lending, at value (cost approximates value)	317,437	25,762,297
Short-term investments, at value (cost approximates value)	280,640	64,294,230
Cash denominated in foreign currencies (cost $4,464 and $2,567,764, respectively)	4,456	2,596,367
Receivable for:
Dividends	8,485	222,970
Due from affiliate	51	102,868
Reclaims	218	566,528
Reimbursement from Adviser	8,458	—
Shares sold	—	26,106,655
Other assets	17,873	192,842
Total assets	14,444,385	2,376,290,861
Liabilities
Cash overdraft	42	—
Payable for:
Collateral from securities lending program	317,437	25,762,297
Dividends	—	10
Interest	—	294,922
Investments purchased - regular settlement	—	13,078,151
Shares redeemed	—	110,780
Accrued expenses:
Custodian fees	89,603	139,958
Management fees	—	1,306,201
Trustees fees	125	64,203
12b-1 distribution and service fees	163	17,909
Other	26,364	425,117
Total liabilities	433,734	41,199,548
Net assets	$14,010,651	$2,335,091,313

See accompanying notes to financial statements.
26

Statement of Assets and Liabilities (continued)
	Emerging Markets Equity	International Growth
Class A Shares
Net assets	$ 447,499	$ 51,352,126
Shares outstanding	17,369	879,486
Net asset value ("NAV") per share	$ 25.77	$ 58.39
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 27.34	$ 61.95
Class C Shares
Net assets	$ 70,450	$ 7,768,291
Shares outstanding	2,757	141,968
NAV and offering price per share	$ 25.55	$ 54.72
Class R6 Shares
Net assets	$12,813,914	$2,003,510,078
Shares outstanding	496,250	34,090,487
NAV and offering price per share	$ 25.82	$ 58.77
Class I Shares
Net assets	$ 678,788	$ 272,460,818
Shares outstanding	26,308	4,612,484
NAV and offering price per share	$ 25.80	$ 59.07
Fund level net assets consist of:
Capital paid-in	$11,059,581	$1,999,292,998
Total distributable earnings	2,951,070	335,798,315
Fund level net assets	$14,010,651	$2,335,091,313
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01

(1)	Includes securities loaned of $306,549 and $24,715,615 for Emerging Markets Equity Fund and International Growth Fund, respectively.
See accompanying notes to financial statements.
27

Statement of Operations
Year Ended July 31, 2021
	Emerging Markets Equity	International Growth
Investment Income
Dividends	$ 173,282	$ 19,771,668
Securities lending income, net	4,847	153,473
Payment from affiliate	382	283,929
Foreign tax withheld on dividend income	(24,830)	(2,043,456)
Total investment income	153,681	18,165,614
Expenses
Management fees	126,106	11,481,301
12b-1 service fees - Class A Shares	1,021	120,175
12b-1 distribution and service fees - Class C Shares	607	88,327
12b-1 distribution and service fees - Class R3 Shares(1)	—	2,602
Shareholder servicing agent fees	1,837	339,998
Interest expense	58	2,140
Custodian fees	64,536	112,428
Professional fees	39,699	122,549
Trustees fees	376	44,543
Shareholder reporting expenses	15,840	63,584
Federal and state registration fees	57,758	247,774
Other	6,244	11,391
Total expenses before fee waiver/expense reimbursement	314,082	12,636,812
Fee waiver/expense reimbursement	(188,575)	—
Net expenses	125,507	12,636,812
Net investment income (loss)	28,174	5,528,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	2,439,828	71,043,013
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(680,306)	205,900,191
Net realized and unrealized gain (loss)	1,759,522	276,943,204
Net increase (decrease) in net assets from operations	$1,787,696	$282,472,006

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.
28

Statement of Changes in Net Assets
	Emerging Markets Equity		International Growth
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 28,174	$ 133,995	$ 5,528,802	$ 868,641
Net realized gain (loss) from investments and foreign currency	2,439,828	848,499	71,043,013	10,825,066
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(680,306)	420,150	205,900,191	12,309,929
Net increase (decrease) in net assets from operations	1,787,696	1,402,644	282,472,006	24,003,636
Distributions to Shareholders
Dividends:
Class A Shares	(29,012)	(13,124)	—	(111,030)
Class C Shares	(3,185)	(1,779)	—	—
Class R3 Shares(1)	—	—	—	(130)
Class R6 Shares	(967,142)	(749,139)	—	(1,338)
Class I Shares	(29,169)	(1,858)	—	(1,394,500)
Decrease in net assets from distributions to shareholders	(1,028,508)	(765,900)	—	(1,506,998)
Fund Share Transactions
Proceeds from sale of shares	943,330	356,466	2,024,161,789	54,261,509
Proceeds from shares issued to shareholders due to reinvestment of distributions	54,356	11,539	—	1,165,572
	997,686	368,005	2,024,161,789	55,427,081
Cost of shares redeemed	(448,785)	(277)	(276,927,754)	(152,414,072)
Net increase (decrease) in net assets from Fund share transactions	548,901	367,728	1,747,234,035	(96,986,991)
Net increase (decrease) in net assets	1,308,089	1,004,472	2,029,706,041	(74,490,353)
Net assets at the beginning of period	12,702,562	11,698,090	305,385,272	379,875,625
Net assets at the end of period	$14,010,651	$12,702,562	$2,335,091,313	$ 305,385,272

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.
29

Financial Highlights
Emerging Markets Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/18)
2021	$24.26	$(0.04)	$3.43	$3.39	$(0.10)	$(1.78)	$(1.88)	$25.77
2020	23.08	0.17	2.44	2.61	(0.20)	(1.23)	(1.43)	24.26
2019(f)	20.00	0.23	2.85	3.08	—	—	—	23.08
Class C (11/18)
2021	24.16	(0.24)	3.41	3.17	—	(1.78)	(1.78)	25.55
2020	23.00	0.03	2.39	2.42	(0.03)	(1.23)	(1.26)	24.16
2019(f)	20.00	0.01	2.99	3.00	—	—	—	23.00
Class R6 (11/18)
2021	24.28	0.06	3.43	3.49	(0.17)	(1.78)	(1.95)	25.82
2020	23.10	0.26	2.43	2.69	(0.28)	(1.23)	(1.51)	24.28
2019(f)	20.00	0.16	2.96	3.12	(0.02)	—	(0.02)	23.10
Class I (11/18)
2021	24.28	0.04	3.42	3.46	(0.16)	(1.78)	(1.94)	25.80
2020	23.09	0.25	2.43	2.68	(0.26)	(1.23)	(1.49)	24.28
2019(f)	20.00	0.16	2.95	3.11	(0.02)	—	(0.02)	23.09
30

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

13.59%	$ 447	2.47%	(1.41) %	(1.41) %	1.20%	(0.13) %	(0.13) %	81%
11.68	256	2.65	(0.67)	(0.67)	1.20	0.79	0.79	124
15.40	174	2.29*	0.43*	N/A	1.20*	1.52*	N/A	42

12.77	70	3.22	(2.13)	(2.13)	1.95	(0.86)	(0.86)	81
10.80	34	3.40	(1.34)	(1.34)	1.95	0.12	0.12	124
15.00	32	3.05*	(1.00)*	N/A	1.95*	0.10*	N/A	42

14.01	12,814	2.10	(1.07)	(1.07)	0.83	0.21	0.21	81
11.99	12,050	2.34	(0.27)	(0.27)	0.88	1.19	1.19	124
15.62	11,462	2.05*	(0.01)*	N/A	0.95*	1.09*	N/A	42

13.85	679	2.22	(1.14)	(1.14)	0.95	0.14	0.14	81
11.98	362	2.40	(0.27)	(0.27)	0.94	1.18	1.18	124
15.57	29	2.04*	(0.01)*	N/A	0.95*	1.08*	N/A	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended July 31, 2020.
See accompanying notes to financial statements.
31

Financial Highlights (continued)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2021	$48.50	$ 0.03	$ 9.86	$ 9.89	$ —	$ —	$ —	$58.39
2020	44.68	0.03	3.91	3.94	(0.12)	—	(0.12)	48.50
2019	48.43	0.18	(2.10)	(1.92)	(0.47)	(1.36)	(1.83)	44.68
2018	43.68	0.09	4.70	4.79	(0.04)	—	(0.04)	48.43
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
Class C (04/09)
2021	45.79	(0.36)	9.29	8.93	—	—	—	54.72
2020	42.40	(0.28)	3.67	3.39	—	—	—	45.79
2019	45.96	(0.15)	(1.94)	(2.09)	(0.11)	(1.36)	(1.47)	42.40
2018	41.72	(0.25)	4.49	4.24	—	—	—	45.96
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
Class R6 (06/16)
2021	48.65	0.20	9.92	10.12	—	—	—	58.77
2020	45.22	0.47	3.23	3.70	(0.27)	—	(0.27)	48.65
2019	48.99	0.33	(2.14)	(1.81)	(0.60)	(1.36)	(1.96)	45.22
2018	44.13	0.26	4.75	5.01	(0.15)	—	(0.15)	48.99
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
Class I (04/09)
2021	48.94	0.17	9.96	10.13	—	—	—	59.07
2020	45.08	0.14	3.95	4.09	(0.23)	—	(0.23)	48.94
2019	48.89	0.29	(2.15)	(1.86)	(0.59)	(1.36)	(1.95)	45.08
2018	44.08	0.21	4.75	4.96	(0.15)	—	(0.15)	48.89
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

20.39%	$ 51,352	1.05%	0.05%	0.04%	1.05%	0.05%	0.04%	70%
8.82	42,488	1.20	0.01	( —)*	1.13	0.08	0.07	47
(3.15)	45,737	1.19	0.36	N/A	1.13	0.42	N/A	52
10.98	55,476	1.18	0.14	N/A	1.13	0.19	N/A	81
16.11	51,018	1.26	0.03	N/A	1.14	0.16	N/A	318

19.50	7,768	1.80	(0.70)	(0.71)	1.80	(0.70)	(0.71)	70
8.00	9,356	1.95	(0.74)	(0.75)	1.88	(0.67)	(0.68)	47
(3.89)	12,704	1.94	(0.43)	N/A	1.88	(0.37)	N/A	52
10.14	23,861	1.93	(0.59)	N/A	1.88	(0.54)	N/A	81
15.28	17,131	2.00	(0.56)	N/A	1.89	(0.45)	N/A	318

20.80	2,003,510	0.71	0.34	0.33	0.71	0.34	0.33	70
8.19	404	0.84	1.01	1.01	0.78	1.08	1.08	47
(2.83)	22,529	0.84	0.69	N/A	0.78	0.75	N/A	52
11.36	33,524	0.84	0.49	N/A	0.79	0.54	N/A	81
16.56	30,400	0.88	0.60	N/A	0.77	0.71	N/A	318

20.70	272,461	0.80	0.30	0.29	0.80	0.30	0.29	70
9.08	252,529	0.95	0.26	0.25	0.88	0.32	0.31	47
(2.93)	298,320	0.94	0.60	N/A	0.88	0.66	N/A	52
11.25	377,051	0.93	0.39	N/A	0.88	0.44	N/A	81
16.43	267,558	0.99	0.49	N/A	0.89	0.60	N/A	318

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to more than (0.01)%.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended July 31, 2020.
See accompanying notes to financial statements.
33

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Emerging Markets Equity Fund ("Emerging Markets Equity") and the Nuveen International Growth Fund ("International Growth") (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value ("NAV") without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 and I Shares are sold without an upfront sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
34

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Funds' investments in non-U.S. securities were as follows:
Emerging Markets Equity	Value	% of Net Assets
Country:
China	$ 4,504,892	32.1%
Taiwan	1,678,907	12.0
Brazil	1,535,841	11.0
South Korea	1,283,334	9.2
India	1,084,090	7.7
Mexico	739,959	5.3
South Africa	735,213	5.2
Russia	642,416	4.6
Macau	508,822	3.6
Other	1,093,293	7.8
Total non-U.S. securities	$13,806,767	98.5%

International Growth	Value	% of Net Assets
Country:
United Kingdom	$ 329,784,895	14.1%
China	218,550,344	9.4
Japan	215,789,822	9.2
Canada	179,725,250	7.7
Germany	158,881,597	6.8
France	155,140,553	6.6
Taiwan	101,923,455	4.4
Australia	99,560,173	4.3
Ireland	89,765,695	3.8
Netherlands	84,680,655	3.6
Hong Kong	73,990,062	3.2
Other	451,790,208	19.4
Total non-U.S. securities	$2,159,582,709	92.5%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
35

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds' investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
36

Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Emerging Markets Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$6,840,102	$6,966,665**	$ —	$13,806,767
Investments Purchased with Collateral from Securities Lending	317,437	—	—	317,437
Short-Term Investments:
Repurchase Agreements	—	280,640	—	280,640
Total	$7,157,539	$7,247,305	$ —	$14,404,844

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$811,193,659	$1,445,252,445**	$ —	$2,256,446,104
Investments Purchased with Collateral from Securities Lending	25,762,297	—	—	25,762,297
Short-Term Investments:
Repurchase Agreements	—	64,294,230	—	64,294,230
Total	$836,955,956	$1,509,546,675	$ —	$2,346,502,631

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
37

Notes to Financial Statements (continued)
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Emerging Markets Equity	Fixed Income Clearing Corporation	$ 280,640	$ (286,349)
International Growth	Fixed Income Clearing Corporation	64,294,230	(65,580,170)
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
The Funds engaged in securities lending transactions during the period from August 14, 2020 through the end of the current reporting period. As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received for the Funds were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Emerging Markets Equity	Common Stocks	$ 306,549	$ 317,437
International Growth	Common Stocks	$24,715,615	$25,762,297
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Emerging Markets Equity	International Growth
Purchases	$11,334,134	$2,818,743,246
Sales	11,710,616	1,138,582,616
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed
38

delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/21		Year Ended 7/31/20
Emerging Markets Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,323	$ 349,913	2,510	$ 58,005
Class C	1,322	37,474	—	—
Class I	19,462	555,943	13,678	298,461
Shares issued to shareholders due to reinvestment of distributions:
Class A	984	26,658	488	11,337
Class C	36	956	9	202
Class R6	—	—	—	—
Class I	985	26,742	—	—
	35,112	997,686	16,685	368,005
Shares redeemed:
Class A	(6,487)	(188,431)	(2)	(53)
Class C	(11)	(286)	(9)	(202)
Class R6	—	—	—	—
Class I	(9,066)	(260,068)	(1)	(22)
	(15,564)	(448,785)	(12)	(277)
Net increase (decrease)	19,548	$ 548,901	16,673	$367,728

39

Notes to Financial Statements (continued)
	Year Ended 7/31/21		Year Ended 7/31/20
International Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	110,025	$ 6,110,312	97,091	$ 4,350,476
Class A – automatic conversion of Class C Shares	209	11,933	78	3,454
Class A - automatic conversion of Class R3 Shares	6,921	408,523	—	—
Class C	16,667	872,636	12,515	520,482
Class R3(1)	1,558	82,610	2,815	121,587
Class R6	37,326,223	1,969,387,348	12,477	490,246
Class I	852,427	47,288,427	1,123,012	48,775,264
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	2,122	100,621
Class R3	—	—	3	130
Class R6	—	—	28	1,338
Class I	—	—	22,253	1,063,483
	38,314,030	2,024,161,789	1,272,394	55,427,081
Shares redeemed:
Class A	(113,794)	(6,231,046)	(246,849)	(10,657,834)
Class C	(78,814)	(4,023,562)	(107,739)	(4,514,621)
Class C – automatic conversion to Class A Shares	(222)	(11,933)	(83)	(3,454)
Class R3(1)	(7,252)	(411,248)	(3,363)	(147,466)
Class R3 – automatic conversion to Class A Shares	(7,031)	(408,523)	—	—
Class R6	(3,244,040)	(187,932,689)	(502,409)	(21,835,701)
Class I	(1,400,022)	(77,908,753)	(2,603,020)	(115,254,996)
	(4,851,175)	(276,927,754)	(3,463,463)	(152,414,072)
Net increase (decrease)	33,462,855	$1,747,234,035	(2,191,069)	$ (96,986,991)

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2021.
	Emerging Markets Equity	International Growth
Tax cost of investments	$13,684,120	$2,084,998,632
Gross unrealized:
Appreciation	$ 2,269,028	$ 348,030,772
Depreciation	(1,548,304)	(86,526,773)
Net unrealized appreciation (depreciation) of investments	$ 720,724	$ 261,503,999
Permanent differences, primarily due to investments in passive foreign investment companies, distribution reallocations, foreign currency transactions and return of capital and long-term capital gain distributions received from portfolio investments resulted in reclassifications among the Funds' components of net assets as of July 31, 2021, the Funds' tax year end.
40

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2021, the Funds' tax year end, were as follows:
	Emerging Markets Equity	International Growth
Undistributed net ordinary income[1]	$1,309,211	$62,996,424
Undistributed net long-term capital gains	921,124	11,653,908

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Emerging Markets Equity	International Growth
Distributions from net ordinary income[1]	$208,003	$ —
Distributions from net long-term capital gains[2]	820,505	—

2020	Emerging Markets Equity	International Growth
Distributions from net ordinary income[1]	$765,900	$1,506,998
Distributions from net long-term capital gains	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2021.
During the Funds' tax year ended July 31, 2021, International Growth utilized $4,835,784 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Emerging Markets Equity	International Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
41

Notes to Financial Statements (continued)
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2021, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Emerging Markets Equity	0.1536%
International Growth	0.1576%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Emerging Markets Equity	0.99%	July 31, 2023	N/A
International Growth	0.90%	July 31, 2023	1.45%
N/A - Not Applicable.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the Distributor), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
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	Emerging Markets Equity	International Growth
Sales charges collected (Unaudited)	$ —	$17,218
Paid to financial intermediaries (Unaudited)	—	15,619
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Emerging Markets Equity	International Growth
Commission advances (Unaudited)	$ —	$9,353
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Emerging Markets Equity	International Growth
12b-1 fees retained (Unaudited)	$(501)	$4,669
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Emerging Markets Equity	International Growth
CDSC retained (Unaudited)	$(862)	$1,805
As of the end of the reporting period, the TIAA-CREF Lifecycle 2030 Fund, TIAA-CREF Lifecycle 2035 Fund,TIAA-CREF Lifecycle 2040 Fund and TIAACREF Lifecycle 2045 Fund owned 10%, 12%, 16%, 12% of Class R6 Shares of International Growth, respectively.
As of the end of the reporting period, TIAA owned shares of the Fund as follows:
	Emerging Markets Equity	International Growth
TIAA owned shares	92%	—%*

*	Rounds to less than 1%.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may affect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b)
43

Notes to Financial Statements (continued)
the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund's maximum outstanding balances during the utilization period was as follows:
Emerging Markets Equity
Maximum outstanding balance	$32,615
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Emerging Markets Equity
Utilization period (days outstanding)	4
Average daily balance outstanding	$32,615
Average annual interest rate	1.39%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities, where applicable.
44

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund paid qualifying taxes of $24,828 and $2,042,250, respectively, and earned $172,607 and $18,363,510 of foreign source income, respectively, during the fiscal year ended July 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund hereby designate $0.04575 and $0.05141 per share as foreign taxes paid, respectively, and $0.31806 and $0.46227 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Emerging Markets Equity	International Growth
% of DRD	0.0%	0.0%
% of QDI	38.7%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
45

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Emerging Markets Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index (Net): The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index (Net): An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
46

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
48

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Emerging Markets Equity Fund (the “Emerging Markets Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. The Board noted that the Fund was relatively new with a performance history too short to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s overall performance.
For Nuveen International Growth Fund (the “International Growth Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year
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periods ended March 31, 2021. For the periods ending May 14, 2021, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods and underperformed its benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages (and the Emerging Markets Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year).
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
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In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense caps applicable to each Fund and the permanent expense cap applicable to the International Growth Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted, however, that portfolio managers and research analysts of the Sub-Adviser and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, the Sub-Adviser reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all equity funds managed by the Sub-Adviser (subject to certain exceptions) (the “Sub-Advised Equity Funds”) in 2020. It is anticipated that the Sub-Adviser will reimburse 100% of the research-related components of the Sub-Advised Equity Funds’ soft dollar expenses in 2021. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	146
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	146
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	146
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	146
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	146
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	146
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	146
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	146
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	146
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	146
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	146
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
59

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
60

Notes
61

Notes
62

Notes
63

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-IGF-0721P1819431-INV-Y-09/22

Mutual Funds
31 July
2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth ESG Fund	NWCAX	NWCCX	NWCFX	NVLIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover  –  including China, the U.S. and Europe not far behind  –  have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
September 24, 2021

4

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth ESG Fund
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen Fund Advisors, LLC, (“NFAL”) the Fund’s investment adviser. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA. The Nuveen Winslow Large-Cap Growth ESG Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, Patrick M. Burton, CFA and Stephan C. Petersen.
Fund Reorganization for Nuveen Winslow Large-Cap Growth ESG Fund
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Nuveen Large Cap Growth Fund (the “Target Fund”) into Nuveen Winslow Large-Cap Growth ESG Fund (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, the Reorganization was approved by shareholders of the Target Fund. Effective December 4, 2020, the Nuveen Winslow Large-Cap Growth ESG Fund acquired the Nuveen Large Cap Growth Fund.
Upcoming Sub-Adviser and Fund Name Changes for Nuveen Winslow International Small Cap Fund
On September 20, 2021 (subsequent to the close of this reporting period), the Board approved an amended and restated sub-advisory agreement, effective on December 1, 2021, between NFAL and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace Winslow Capital as the Fund’s sub-adviser. NAM and Winslow Capital are both affiliates of NFAL and are subsidiaries of Nuveen, LLC. In connection therewith, the Board also approved that the Fund be renamed Nuveen International Small Cap Fund, effective December 1, 2021. The Fund’s portfolio management team and investment strategy will not be affected by these changes.
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2021. For more information on each Fund’s investment objectives and policies, please refer to each Fund’s prospectus.
What factors affected the U.S. economy and the global stock markets during the twelve-month annual reporting period ended July 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.
In general, stock markets reflected a resurging global economy. Constrained demand, combined with ongoing fiscal and monetary stimulus, drove business confidence and corporate earnings. The International Monetary Fund increased its economic growth forecasts for developed markets in 2021 and are particularly bullish about prospects for the United States, increasing its 2021 forecast for U.S. growth to 7%. This environment resulted in remarkable equity returns for the reporting period with the S&P 500®, Russell 1000® Growth Index, Russell 1000® Value Index and MSCI EAFE (Net) all posting gains of over 30%.
Nuveen Winslow International Small Cap Fund
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
Winslow Capital applies an optimal blend of quantitative and fundamental research within a disciplined investment process to add value primarily through stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. The Fund seeks to invest in companies with improving fundamental profiles as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional industry peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks, enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Small Cap Index (Net) for the reporting period. For purposes of this Performance Commentary references to relative performance are in comparison to the MSCI World ex USA Small Cap Index (Net).
For the reporting period, the Fund’s positioning towards higher quality companies, as measured by less debt and lower beta, was a key detractor from relative performance. While those characteristics have generally served the Fund well, they underperformed during the strong economic recovery which boosted returns for more cyclical companies and sectors. Stock selection was most challenged in the information technology sector. Despite an underweight allocation to Japan that benefited performance, stock selection was challenged in the region. Technology holding Anritsu Corp, a Japanese manufacturer of electronic test and measurement equipment, saw reduced demand for 5G-related products due to COVID-19 related disruptions. Materials sector holding St. Barbara Ltd, an Australian gold mining company, was the top individual detractor during the period. The company encountered production difficulties in one of its main producing mines. Solutions 30 SE, a French telecom services company, detracted from performance due to investor concerns about the company’s failure to produce audited financial statements in a timely manner. The position was sold as the ability to fundamentally analyze the business became limited.
6

Offsetting some of the relative underperformance from a sector perspective were the consumer staples and utilities sectors, primarily due to stock selection. Regionally, the Fund benefited most from an overweight allocation and stock selection within Canada as well as stock selection within Non-Euro Zone Europe. Consumer discretionary holdings D’Ieteren SA and Bilia AB were top contributors as the automotive industry began to recover from the COVID-19 related slowdown. The Belgian-based holding company, D’Ieteren SA, is primarily involved in automobile distribution and vehicle glass repair. Bilia AB, a leading automobile dealership in Sweden, also contributed to performance during the reporting period as used car sales surged amid new car shortages.
Nuveen Winslow Large-Cap Growth ESG Fund
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund aligns purpose with performance by integrating differentiated fundamental analysis alongside sustainability factors such as environmental concerns, human capital and corporate ethics to enhance long-term investment opportunity. In assembling the Fund’s portfolio, Winslow Capital believes that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in the Winslow Capital investment process, assessing actual valuations relative to estimated earnings or cash flow growth rate for an issue is also important in selecting a stock.
Winslow Capital utilizes its best investment ideas in the Fund by emphasizing ESG (environmental, social and corporate governance) leaders and avoiding ESG laggards, as determined by Winslow Capital’s proprietary ESG score, and seeks to generate alpha while exhibiting better ESG characteristics than the Russell 1000® Growth Index. Winslow Capital’s sell discipline utilizes the same fundamental research process seeking to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, there is a drop in the ESG rank or the position size exceeds limits set by the sub-adviser.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV modestly outperformed the Russell 1000® Growth Index during the reporting period. For purposes of this Performance Commentary references to relative performance are in comparison to the Russell 1000® Growth Index.
For the reporting period, the Fund’s outperformance was mainly attributable to positive stock selection. Consumer staples was the strongest relative performing sector due to underweight positioning and positive stock selection. The Fund also benefited from strong stock selection in the health care and communication services sectors. The top individual contributors to performance were within the information technology sector, including ASML Holding NV, a provider of lithography systems for semiconductors. The stock was the top performer in the Fund during the reporting period as the company’s differentiated technology was well-positioned for shifting secular trends in semiconductor manufacturing. In addition, semiconductor company NVIDIA Corporation also contributed to the Fund’s relative performance. The company is benefiting from competitive advantages within the accelerating home gaming and data center segments. Lastly, financial software provider Intuit Inc. outperformed led by solid earnings results. The Fund continues to hold all three positions.
Offsetting some of the outperformance was negative stock selection within the consumer discretionary and real estate sectors. Tesla, which was not held in the Fund, was the greatest individual detractor. The stock was up over 140% during the reporting period, which was largely driven by its inclusion in the S&P 500® Index. While the health care sector was a positive contributor overall, AstraZeneca PLC, the global pharmaceutical giant, detracted as the company announced COVID-19 vaccine safety issues and disappointing clinical trial data. The position was sold as Winslow Capital’s thesis had changed and deployed the proceeds into higher return potential names.
7

Risk Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large Cap Growth ESG Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Because the Fund’s Environmental Social Governance (ESG) investment strategy may exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use an ESG investment strategy. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management and growth stock risks, are described in detail in the Fund’s prospectus.
8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/18/17	35.64%	9.18%	1.64%	1.20%
Class A Shares at maximum Offering Price	12/18/17	27.84%	7.41%	-	-
MSCI World ex USA Small Cap Index (Net)	-	39.10%	8.01%	-	-
Lipper International Small/Mid-Cap Classification Average	-	37.21%	9.30%	-	-
Class C Shares	12/18/17	34.65%	8.36%	2.39%	1.94%
Class R6 Shares	12/18/17	35.98%	9.47%	1.35%	0.90%
Class I Shares	12/18/17	35.94%	9.45%	1.39%	0.95%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2023) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2023 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
10

Nuveen Winslow Large-Cap Growth ESG Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/15/09	36.98%	23.74%	17.13%	1.15%	0.90%
Class A Shares at maximum Offering Price	5/15/09	29.11%	22.29%	16.44%	-	-
Russell 1000® Growth Index	-	36.68%	23.32%	18.37%	-	-
Lipper Large-Cap Growth Funds Classification Average	-	34.60%	21.91%	16.88%	-	-
Class C Shares	5/15/09	35.92%	22.82%	16.43%	1.90%	1.65%
Class I Shares	5/15/09	37.30%	24.05%	17.42%	0.90%	0.65%

	Average Annual
		Total Returns as of July 31, 2021*			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	3/25/13	37.52%	24.27%	19.67%	0.69%	0.44%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.69% (1.25% after July 31, 2023) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2023, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow Large-Cap Growth ESG Fund
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
12

Holding Summaries    as of July 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Pro Medicus Ltd	2.1%
goeasy Ltd	2.1%
APERAM SA	2.1%
Kongsberg Gruppen ASA	2.0%
Spectris PLC	2.0%
Portfolio Composition (% of net assets)
Trading Companies & Distributors	7.4%
Machinery	6.7%
Equity Real Estate Investment Trust	6.0%
Pharmaceuticals	4.6%
IT Services	4.2%
Food Products	4.0%
Banks	3.4%
Hotels, Restaurants & Leisure	3.3%
Electronic Equipment, Instruments & Components	3.3%
Beverages	3.3%
Oil, Gas & Consumable Fuels	3.2%
Health Care Providers & Services	2.8%
Metals & Mining	2.8%
Semiconductors & Semiconductor Equipment	2.8%
Software	2.8%
Distributors	2.4%
Construction Materials	2.1%
Health Care Technology	2.1%
Specialty Retail	2.1%
Consumer Finance	2.1%
Aerospace & Defense	2.1%
Insurance	1.7%
Thrifts & Mortgage Finance	1.6%
Internet & Direct Marketing Retail	1.6%
Other [1]	18.8%
Investments Purchased with Collateral from Securities Lending	0.7%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%
Country Allocation[2] (% of net assets)
Japan	22.2%
United Kingdom	21.2%
Canada	14.3%
Germany	6.9%
Australia	5.1%
United States	4.0%
Norway	3.5%
Israel	3.4%
Denmark	3.2%
Belgium	2.9%
Sweden	2.8%
Other [3]	11.7%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 2.1% (as a percentage of net assets) in emerging market countries.
3	"Other" countries include seven countries that individually constitute less than 2.8% as a percentage of total investments.
13

Holding Summaries    as of July 31, 2021 (continued)
Nuveen Winslow Large-Cap Growth ESG Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	25.1%
IT Services	13.3%
Internet & Direct Marketing Retail	8.4%
Semiconductors & Semiconductor Equipment	8.1%
Interactive Media & Services	7.7%
Textiles, Apparel & Luxury Goods	4.7%
Technology Hardware, Storage & Peripherals	4.7%
Hotels, Restaurants & Leisure	4.1%
Life Sciences Tools & Services	3.5%
Other [1]	19.8%
Investments Purchased with Collateral from Securities Lending	0.0%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.2)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	9.6%
Amazon.com Inc	7.5%
Apple Inc	4.7%
Adobe Inc	4.4%
Visa Inc, Class A	4.1%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
14

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2021.
The beginning of the period is February 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,176.71	$1,172.17	$1,177.88	$1,177.95
Expenses Incurred During the Period	$ 6.42	$ 10.50	$ 4.91	$ 5.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.89	$1,015.12	$1,020.28	$1,020.08
Expenses Incurred During the Period	$ 5.96	$ 9.74	$ 4.56	$ 4.76
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.95%, 0.91%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
15

Expense Examples    (continued)
Nuveen Winslow Large-Cap Growth ESG Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,216.28	$1,211.65	$1,218.63	$1,217.72
Expenses Incurred During the Period	$ 5.00	$ 9.10	$ 2.70	$ 3.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.28	$1,016.56	$1,022.36	$1,021.52
Expenses Incurred During the Period	$ 4.56	$ 8.30	$ 2.46	$ 3.31
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.91%, 1.66%, 0.49% and 0.66% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth ESG Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth ESG Fund (two of the funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
17

Nuveen Winslow International Small Cap Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Aerospace & Defense – 2.1%
42,244	Kongsberg Gruppen ASA, (2)	$ 1,209,908
	Auto Components – 1.2%
37,800	Toyo Tire Corp, (2)	713,740
	Banks – 3.4%
33,300	Canadian Western Bank	907,769
232,810	Israel Discount Bank Ltd, (2), (3)	1,090,599
	Total Banks	1,998,368
	Beverages – 3.3%
68,705	Britvic PLC	930,648
7,288	Royal Unibrew A/S, (2)	987,626
	Total Beverages	1,918,274
	Building Products – 1.2%
17,100	AGC Inc/Japan, (2)	731,250
	Capital Markets – 1.2%
5,905	flatexDEGIRO AG, (2), (3)	713,565
	Chemicals – 0.9%
29,300	Tosoh Corp, (2)	514,188
	Construction Materials – 2.1%
31,200	Taiheiyo Cement Corp, (2)	726,918
10,660	Vicat SA, (2)	537,373
	Total Construction Materials	1,264,291
	Consumer Finance – 2.1%
8,900	goeasy Ltd	1,219,862
	Distributors – 2.4%
5,465	D'ieteren Group, (2)	875,921
11,950	PALTAC Corp, (2)	554,981
	Total Distributors	1,430,902
	Diversified Financial Services – 1.0%
13,200	Zenkoku Hosho Co Ltd, (2)	598,896
	Electronic Equipment, Instruments & Components – 3.3%
42,600	Anritsu Corp, (2)	744,547
18

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components (continued)
23,848	Spectris PLC, (2)	$ 1,183,728
	Total Electronic Equipment, Instruments & Components	1,928,275
	Equity Real Estate Investment Trust – 6.0%
6,031	Aedifica SA, (2)	863,983
16,000	Canadian Apartment Properties REIT	799,615
65,000	Safestore Holdings PLC	954,096
57,360	UNITE Group PLC	922,880
	Total Equity Real Estate Investment Trust	3,540,574
	Food & Staples Retailing – 1.5%
2,420	Zur Rose Group AG, (3)	900,304
	Food Products – 4.0%
14,000	Morinaga Milk Industry Co Ltd, (2)	784,467
26,800	Nichirei Corp, (2)	733,234
12,666	Salmar ASA, (2)	840,158
	Total Food Products	2,357,859
	Health Care Equipment & Supplies – 1.0%
157,070	Nanosonics Ltd, (2), (3)	614,816
	Health Care Providers & Services – 2.8%
21,750	CVS Group PLC, (2), (3)	726,308
37,800	Ship Healthcare Holdings Inc, (2)	953,232
	Total Health Care Providers & Services	1,679,540
	Health Care Technology – 2.1%
29,545	Pro Medicus Ltd, (2)	1,262,966
	Hotels, Restaurants & Leisure – 3.3%
24,135	Greggs PLC, (2), (3)	924,799
161,502	SSP Group Plc, (2), (3)	585,666
11,700	Tokyotokeiba Co Ltd, (2)	465,955
	Total Hotels, Restaurants & Leisure	1,976,420
	Household Durables – 1.0%
13,600	Kaufman & Broad SA, (2)	603,447
	Independent Power & Renewable Electricity Producers – 1.6%
27,500	Capital Power Corp	932,390
	Industrial Conglomerates – 1.1%
6,554	Rheinmetall AG, (2)	628,921
	Insurance – 1.7%
186,405	Beazley PLC, (3)	1,016,721
19

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Interactive Media & Services – 1.1%
41,073	carsalescom Ltd, (2)	$ 662,302
	Internet & Direct Marketing Retail – 1.6%
33,700	ASKUL Corp, (2)	508,701
27,750	BHG Group AB, (3)	428,094
	Total Internet & Direct Marketing Retail	936,795
	IT Services – 4.2%
33,392	Kainos Group PLC	801,586
26,900	Nihon Unisys Ltd, (2)	811,140
33,800	TIS Inc, (2)	876,645
	Total IT Services	2,489,371
	Machinery – 6.7%
70,700	Amada Co Ltd, (2)	726,664
34,590	IMI PLC, (2)	846,241
2,502	Kardex Holding AG, (2)	672,933
10,207	KION Group AG, (2)	1,083,921
25,095	Trelleborg AB, (2)	620,339
	Total Machinery	3,950,098
	Marine – 0.9%
39,842	Atlas Corp, (4)	520,735
	Metals & Mining – 2.8%
19,393	APERAM SA, (2)	1,215,381
349,351	St Barbara Ltd, (2)	452,307
	Total Metals & Mining	1,667,688
	Multiline Retail – 1.3%
26,215	Tokmanni Group Corp, (2)	756,892
	Oil, Gas & Consumable Fuels – 3.2%
28,600	Parkland Corp/Canada	910,312
35,200	Tourmaline Oil Corp	960,975
	Total Oil, Gas & Consumable Fuels	1,871,287
	Pharmaceuticals – 4.6%
13,060	Dechra Pharmaceuticals PLC	902,225
9,681	Dermapharm Holding SE, (2)	774,415
15,135	Laboratorios Farmaceuticos Rovi SA	1,068,256
	Total Pharmaceuticals	2,744,896
	Professional Services – 1.2%
20,100	en Japan Inc, (2)	701,905
	Real Estate Management & Development – 1.4%
25,770	TAG Immobilien AG, (2)	854,646
20

Shares	Description (1)	Value
	Road & Rail – 1.2%
15,300	Sankyu Inc, (2)	$ 687,695
	Semiconductors & Semiconductor Equipment – 2.8%
8,395	BE Semiconductor Industries NV, (2)	736,733
33,000	Tower Semiconductor Ltd, (3)	919,050
	Total Semiconductors & Semiconductor Equipment	1,655,783
	Software – 2.8%
5,450	Kinaxis Inc, (3)	707,067
7,440	Netcompany Group A/S,144A, (2)	919,130
	Total Software	1,626,197
	Specialty Retail – 2.1%
27,105	Bilia AB, (2)	581,589
38,300	United Arrows Ltd, (2), (3)	665,778
	Total Specialty Retail	1,247,367
	Thrifts & Mortgage Finance – 1.6%
142,946	OSB Group PLC	961,684
	Trading Companies & Distributors – 7.4%
66,000	BOC Aviation Ltd,144A, (2)	485,276
48,430	Electrocomponents PLC, (2)	684,206
86,626	Howden Joinery Group PLC, (2)	1,079,496
22,800	Nishio Rent All Co Ltd, (2)	623,886
27,400	Russel Metals Inc	773,068
8,250	Toromont Industries Ltd	697,176
	Total Trading Companies & Distributors	4,343,108
	Total Long-Term Investments (cost $44,905,839)	57,433,926

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%
	MONEY MARKET FUNDS – 0.7%
383,408	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.050% (6)	$ 383,408
	Total Investments Purchased with Collateral from Securities Lending (cost $383,408)		383,408

21

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3%
	REPURCHASE AGREEMENTS – 3.3%
$ 1,956	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $1,956,046, collateralized by $1,397,800, U.S. Treasury Bonds, 4.500%, due 5/15/38, value $1,995,305	0.000%	8/02/21	$ 1,956,046
	Total Short-Term Investments (cost $1,956,046)			1,956,046
	Total Investments (cost $47,245,293) – 101.2%			59,773,380
	Other Assets Less Liabilities – (1.2)%			(714,690)
	Net Assets – 100%			$ 59,058,690
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $371,188.
(5)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
22

Nuveen Winslow Large-Cap Growth ESG Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Automobiles – 1.4%
586,700	Lucid Group Inc, Class A, (2), (3)	$ 12,719,656
	Capital Markets – 3.1%
29,770	Moody's Corp	11,193,520
79,350	Morgan Stanley	7,616,013
14,802	MSCI Inc	8,821,400
	Total Capital Markets	27,630,933
	Chemicals – 2.7%
40,876	Ecolab Inc	9,026,647
46,842	Linde PLC	14,398,762
	Total Chemicals	23,425,409
	Containers & Packaging – 1.2%
129,389	Ball Corp	10,464,982
	Electronic Equipment, Instruments & Components – 1.3%
79,025	TE Connectivity Ltd	11,653,817
	Health Care Equipment & Supplies – 3.1%
21,944	Align Technology Inc, (3)	15,268,635
107,732	Edwards Lifesciences Corp, (3)	12,095,072
	Total Health Care Equipment & Supplies	27,363,707
	Health Care Providers & Services – 1.2%
26,153	UnitedHealth Group Inc	10,780,790
	Health Care Technology – 0.2%
26,800	Doximity Inc, Class A, (3)	1,658,920
	Hotels, Restaurants & Leisure – 4.1%
6,476	Chipotle Mexican Grill Inc, (3)	12,067,637
86,600	Hilton Worldwide Holdings Inc, (3)	11,383,570
102,950	Starbucks Corp	12,501,219
	Total Hotels, Restaurants & Leisure	35,952,426
	Interactive Media & Services – 7.7%
12,463	Alphabet Inc, Class A, (3)	33,581,927
12,737	Alphabet Inc, Class C, (3)	34,446,198
	Total Interactive Media & Services	68,028,125
23

Nuveen Winslow Large-Cap Growth ESG Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 8.4%
19,840	Amazon.com Inc, (3)	$66,019,386
5,420	MercadoLibre Inc, (3)	8,502,354
	Total Internet & Direct Marketing Retail	74,521,740
	IT Services – 13.3%
65,586	Mastercard Inc, Class A	25,312,261
76,425	PayPal Holdings Inc, (3)	21,057,380
6,550	Shopify Inc, Class A, (3)	9,824,542
46,792	Square Inc, Class A, (3)	11,569,790
148,351	Visa Inc, Class A	36,552,203
43,324	Wixcom Ltd, (3)	12,938,279
	Total IT Services	117,254,455
	Life Sciences Tools & Services – 3.5%
103,915	Agilent Technologies Inc	15,922,895
10,100	Bio-Techne Corp	4,870,624
40,430	IQVIA Holdings Inc, (3)	10,014,511
	Total Life Sciences Tools & Services	30,808,030
	Machinery – 0.7%
18,500	Parker-Hannifin Corp	5,772,555
	Personal Products – 1.2%
31,875	Estee Lauder Cos Inc, Class A	10,640,831
	Pharmaceuticals – 2.1%
89,535	Zoetis Inc	18,148,744
	Real Estate Management & Development – 0.0%
24,700	Compass Inc, Class A, (3), (4)	337,402
	Semiconductors & Semiconductor Equipment – 8.1%
86,300	Advanced Micro Devices Inc, (3)	9,164,197
30,083	ASML Holding NV	23,065,839
154,256	NVIDIA Corp	30,078,378
50,177	Texas Instruments Inc	9,564,740
	Total Semiconductors & Semiconductor Equipment	71,873,154
	Software – 25.1%
63,411	Adobe Inc, (3)	39,418,180
37,016	Atlassian Corp PLC, Class A, (3)	12,034,642
29,098	Autodesk Inc, (3)	9,344,241
40,834	Intuit Inc	21,640,795
296,872	Microsoft Corp	84,581,801
43,300	PTC Inc, (3)	5,864,985
77,374	salesforce.com Inc, (3)	18,719,092
24

Shares	Description (1)	Value
	Software (continued)
27,500	ServiceNow Inc, (3)	$16,166,975
57,622	Workday Inc, Class A, (3)	13,506,597
	Total Software	221,277,308
	Specialty Retail – 1.6%
75,630	Lowe's Cos Inc	14,573,145
	Technology Hardware, Storage & Peripherals – 4.7%
283,357	Apple Inc	41,330,452
	Textiles, Apparel & Luxury Goods – 4.7%
29,280	Lululemon Athletica Inc, (3)	11,716,977
177,996	NIKE Inc, Class B	29,816,110
	Total Textiles, Apparel & Luxury Goods	41,533,087
	Total Long-Term Investments (cost $434,905,804)	877,749,668

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%
	MONEY MARKET FUNDS – 0.0%
240,657	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.050% (6)	$ 240,657
	Total Investments Purchased with Collateral from Securities Lending (cost $240,657)		240,657

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%
	REPURCHASE AGREEMENTS – 1.8%
$ 15,714	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $15,713,598, collateralized by $15,784,500, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $16,027,917	0.000%	8/02/21	$ 15,713,598
	Total Short-Term Investments (cost $15,713,598)			15,713,598
	Total Investments (cost $450,860,059) – 101.2%			893,703,923
	Other Assets Less Liabilities – (1.2)%			(10,362,996)
	Net Assets – 100%			$ 883,340,927
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $239,050.
(5)	The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.
25

Statement of Assets and Liabilities
July 31, 2021
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Assets
Long-term investments, at value (cost $44,905,839 and $434,905,804, respectively)(1)	$57,433,926	$877,749,668
Investment purchased with collateral from securities lending, at value (cost approximates value)	383,408	240,657
Short-term investments, at value (cost approximates value)	1,956,046	15,713,598
Cash denominated in foreign currencies (cost $45,362 and $—, respectively)	45,029	—
Receivable for:
Dividends	44,083	211,585
Investments sold	266,913	—
Reclaims	39,886	—
Shares sold	351,500	963,407
Other assets	36,503	188,576
Total assets	60,557,294	895,067,491
Liabilities
Payable for:
Collateral from securities lending program	383,408	240,657
Investments purchased - regular settlement	983,519	9,886,366
Shares redeemed	—	569,861
Accrued expenses:
Management fees	36,995	104,347
Trustees fees	429	149,459
12b-1 distribution and service fees	196	58,490
Other	94,057	717,384
Total liabilities	1,498,604	11,726,564
Net assets	$59,058,690	$883,340,927

Class A Shares
Net assets	$ 767,439	$180,290,676
Shares outstanding	28,880	2,978,866
Net asset value ("NAV") per share	$ 26.57	$ 60.52
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 28.19	$ 64.21
Class C Shares
Net assets	$ 50,218	$ 24,603,909
Shares outstanding	1,911	490,458
NAV and offering price per share	$ 26.28	$ 50.17
Class R6 Shares
Net assets	$42,405,504	$109,867,395
Shares outstanding	1,592,696	1,695,945
NAV and offering price per share	$ 26.62	$ 64.78
Class I Shares
Net assets	$15,835,529	$568,578,947
Shares outstanding	595,086	8,954,249
NAV and offering price per share	$ 26.61	$ 63.50
Fund level net assets consist of:
Capital paid-in	$45,358,796	$391,040,285
Total distributable earnings	13,699,894	492,300,642
Fund level net assets	$59,058,690	$883,340,927
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01

(1)	Includes securities loaned of $371,188 and $239,050 for Winslow International Small Cap and Winslow Large-Cap Growth ESG, respectively.
See accompanying notes to financial statements.
26

Statement of Operations
Year Ended July 31, 2021
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Investment Income
Dividends	$ 1,261,710	$ 4,271,108
Securities lending income, net	4,386	3,745
Foreign tax withheld on dividend income	(119,165)	(26,057)
Total investment income	1,146,931	4,248,796
Expenses
Management fees	431,650	5,536,007
12b-1 service fees - Class A Shares	1,458	310,171
12b-1 distribution and service fees - Class C Shares	311	199,527
12b-1 distribution and service fees - Class R3 Shares(1)	—	3,291
Shareholder servicing agent fees	5,265	1,123,212
Interest expense	238	3,279
Custodian fees	47,436	77,227
Professional fees	27,732	119,923
Trustees fees	1,279	29,572
Shareholder reporting expenses	12,027	130,395
Federal and state registration fees	62,207	108,756
Reorganization expense	—	286,485
Other	6,674	26,963
Total expenses before fee waiver/expense reimbursement	596,277	7,954,808
Fee waiver/expense reimbursement	(128,994)	(1,819,259)
Net expenses	467,283	6,135,549
Net investment income (loss)	679,648	(1,886,753)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,694,703	97,700,914
In-kind redemptions	—	220,559,162
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,022,967	(52,086,626)
Net realized and unrealized gain (loss)	14,717,670	266,173,450
Net increase (decrease) in net assets from operations	$15,397,318	$264,286,697

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.
27

Statement of Changes in Net Assets
	Winslow International Small Cap		Winslow Large-Cap Growth ESG
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 679,648	$ 540,501	$ (1,886,753)	$ 52,608
Net realized gain (loss) from:
Investments	3,694,703	(1,707,611)	97,700,914	41,959,410
In-kind redemptions	—	—	220,559,162	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,022,967	581,755	(52,086,626)	145,449,624
Net increase (decrease) in net assets from operations	15,397,318	(585,355)	264,286,697	187,461,642
Distributions to Shareholders
Dividends:
Class A Shares	(5,928)	(10,039)	(2,441,281)	(1,890,108)
Class C Shares	(119)	(364)	(625,700)	(376,254)
Class R3 Shares(1)	—	—	(56,634)	(34,223)
Class R6 Shares	(490,236)	(796,514)	(4,083,944)	(7,434,275)
Class I Shares	(164,619)	(265,418)	(42,333,883)	(51,356,225)
Decrease in net assets from distributions to shareholders	(660,902)	(1,072,335)	(49,541,442)	(61,091,085)
Fund Share Transactions
Fund reorganization	—	—	198,087,663	—
Proceeds from sale of shares	6,327,229	2,000,239	184,810,396	237,092,114
Proceeds from shares issued to shareholders due to reinvestment of distributions	177,255	284,669	48,739,250	60,079,316
	6,504,484	2,284,908	431,637,309	297,171,430
Cost of shares redeemed	(5,703,947)	(790,596)	(631,808,214)	(290,796,500)
Net increase (decrease) in net assets from Fund share transactions	800,537	1,494,312	(200,170,905)	6,374,930
Net increase (decrease) in net assets	15,536,953	(163,378)	14,574,350	132,745,487
Net assets at the beginning of period	43,521,737	43,685,115	868,766,577	736,021,090
Net assets at the end of period	$59,058,690	$43,521,737	$ 883,340,927	$ 868,766,577

(1)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.
28

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29

Financial Highlights
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2021	$19.80	$0.25	$ 6.77	$ 7.02	$(0.25)	$ —	$(0.25)	$26.57
2020	20.48	0.19	(0.42)	(0.23)	(0.45)	—	(0.45)	19.80
2019	20.17	0.34	0.02	0.36	(0.05)	—	(0.05)	20.48
2018(d)	20.00	0.23	(0.06)	0.17	—	—	—	20.17
Class C (12/17)
2021	19.60	0.07	6.71	6.78	(0.10)	—	(0.10)	26.28
2020	20.28	0.04	(0.43)	(0.39)	(0.29)	—	(0.29)	19.60
2019	20.07	0.17	0.04	0.21	—	—	—	20.28
2018(d)	20.00	0.08	(0.01)	0.07	—	—	—	20.07
Class R6 (12/17)
2021	19.84	0.32	6.77	7.09	(0.31)	—	(0.31)	26.62
2020	20.50	0.25	(0.41)	(0.16)	(0.50)	—	(0.50)	19.84
2019	20.20	0.41	(0.01)	0.40	(0.10)	—	(0.10)	20.50
2018(d)	20.00	0.21	(0.01)	0.20	—	—	—	20.20
Class I (12/17)
2021	19.83	0.31	6.77	7.08	(0.30)	—	(0.30)	26.61
2020	20.50	0.25	(0.42)	(0.17)	(0.50)	—	(0.50)	19.83
2019	20.20	0.42	(0.02)	0.40	(0.10)	—	(0.10)	20.50
2018(d)	20.00	0.24	(0.04)	0.20	—	—	—	20.20
30

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(b)
Total Return	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

35.64%	$ 767	1.45%	0.82%	1.20%	1.07%	72
(1.35)	459	1.64	0.52	1.20	0.97	43
1.83	471	1.73	1.18	1.20	1.72	26
0.85	234	4.49*	(1.47)*	1.20*	1.82*	44

34.65	50	2.20	0.03	1.94	0.29	72
(2.07)	25	2.39	(0.23)	1.94	0.22	43
1.05	25	2.49	0.35	1.95	0.88	26
0.35	25	5.12*	(2.54)*	1.95*	0.63*	44

35.98	42,406	1.17	1.10	0.91	1.36	72
(1.01)	31,637	1.35	0.81	0.90	1.26	43
2.07	32,539	1.45	1.58	0.92	2.11	26
1.00	2,076	4.19*	(1.61)*	0.94*	1.64*	44

35.94	15,836	1.20	1.08	0.95	1.33	72
(1.07)	11,401	1.39	0.80	0.95	1.24	43
2.07	10,649	1.48	1.61	0.95	2.14	26
1.00	5,135	4.47*	(1.63)*	0.95*	1.89*	44
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
31

Financial Highlights (continued)
Winslow Large-Cap Growth ESG
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2021	$46.78	$(0.25)	$16.90	$16.65	$ —	$(2.91)	$(2.91)	$60.52
2020	39.94	(0.11)	10.46	10.35	—	(3.51)	(3.51)	46.78
2019	43.15	(0.08)	3.11	3.03	—	(6.24)	(6.24)	39.94
2018	40.73	(0.10)	9.57	9.47	—	(7.05)	(7.05)	43.15
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
Class C (05/09)
2021	39.51	(0.54)	14.11	13.57	—	(2.91)	(2.91)	50.17
2020	34.50	(0.35)	8.87	8.52	—	(3.51)	(3.51)	39.51
2019	38.48	(0.32)	2.58	2.26	—	(6.24)	(6.24)	34.50
2018	37.27	(0.37)	8.63	8.26	—	(7.05)	(7.05)	38.48
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
Class R6 (03/13)
2021	49.70	(0.02)	18.01	17.99	—	(2.91)	(2.91)	64.78
2020	42.14	0.09	11.09	11.18	(0.11)	(3.51)	(3.62)	49.70
2019	45.00	0.09	3.31	3.40	(0.02)	(6.24)	(6.26)	42.14
2018	42.12	0.08	9.94	10.02	(0.09)	(7.05)	(7.14)	45.00
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
Class I (05/09)
2021	48.84	(0.09)	17.66	17.57	—	(2.91)	(2.91)	63.50
2020	41.48	—	10.90	10.90	(0.03)	(3.51)	(3.54)	48.84
2019	44.47	0.02	3.25	3.27	(0.02)	(6.24)	(6.26)	41.48
2018	41.76	—*	9.85	9.85	(0.09)	(7.05)	(7.14)	44.47
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
32

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

36.98%	$180,291	1.14%	(0.70) %	0.91%	(0.47) %	67
27.68	35,663	1.20	(0.49)	0.98	(0.27)	59
10.59	20,564	1.16	(0.37)	0.98	(0.19)	70
25.97	17,709	1.18	(0.44)	0.98	(0.24)	56
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65

35.92	24,604	1.89	(1.44)	1.66	(1.21)	67
26.72	7,154	1.95	(1.25)	1.73	(1.03)	59
9.78	3,256	1.90	(1.14)	1.73	(0.96)	70
25.01	1,460	1.93	(1.18)	1.73	(0.99)	56
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65

37.52	109,867	0.76	(0.25)	0.54	(0.03)	67
28.27	92,220	0.74	—**	0.52	0.22	59
11.07	97,922	0.74	0.03	0.57	0.21	70
26.50	81,125	0.75	(0.02)	0.55	0.18	56
19.59	63,065	0.74	0.11	0.57	0.29	65

37.30	568,579	0.90	(0.38)	0.69	(0.17)	67
28.02	733,217	0.95	(0.22)	0.73	—**	59
10.88	613,680	0.91	(0.12)	0.73	0.06	70
26.27	606,814	0.93	(0.19)	0.73	—**	56
19.39	584,995	0.91	(0.04)	0.73	0.13	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Rounds to less than 0.01%.
See accompanying notes to financial statements.
33

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth ESG Fund ("Winslow Large-Cap Growth ESG") (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
On June 17, 2021, the Board approved a proposal to change Winslow Large-Cap Growth ESG's diversification status from diversified to non-diversified. The change is subject to shareholder approval at a special meeting expected to be held during October 2021.
The end of the reporting period for the Funds is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Nuveen Large Cap Growth Fund (the “Target Fund”) into Winslow Large-Cap Growth ESG (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, shareholders of the Target Fund approved the Reorganization. The Reorganization was effective at the close of business on December 4, 2020.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund became shareholders of the Acquiring Fund. Each Target Fund shareholder received shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Details of the Reorganization are further described in Note 9 - Fund Reorganization.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 and I Shares are sold without an upfront sales charge. Class R3 Shares were also sold without an up-front sales charge and converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Ac-
34

counting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign currency transactions and translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$13,123,822	22.2%
United Kingdom	12,520,284	21.2
Canada	8,428,969	14.3
Germany	4,055,468	6.9
Australia	2,992,391	5.1
Norway	2,050,066	3.5
Israel	2,009,649	3.4
Denmark	1,906,756	3.2
Belgium	1,739,904	2.9
Sweden	1,630,022	2.8
Other	6,976,595	11.7
Total non-U.S. securities	$57,433,926	97.2%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
35

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments..
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds' investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
36

Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$18,234,513	$39,199,413**	$ —	$57,433,926
Investments Purchased with Collateral from Securities Lending	383,408	—	—	383,408
Short-Term Investments:
Repurchase Agreements	—	1,956,046	—	1,956,046
Total	$18,617,921	$41,155,459	$ —	$59,773,380

Winslow Large-Cap Growth ESG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$865,030,012	$ —	$12,719,656***	$877,749,668
Investments Purchased with Collateral from Securities Lending	240,657	—	—	240,657
Short-Term Investments:
Repurchase Agreements	—	15,713,598	—	15,713,598
Total	$865,270,669	$15,713,598	$12,719,656	$893,703,923

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
37

Notes to Financial Statements (continued)
The following is a reconciliation of Winslow Large-Cap Growth ESG's investments held at the beginning and end of the measurement period:
Level 3
Total
Balance at the beginning of period	$ -
Gains (losses):
Net realized gains (losses)	–
Change in net unrealized appreciation (depreciation)	3,919,156
Purchases at cost	8,800,500
Sales at proceeds	–
Net discounts (premiums)	–
Transfers into	–
Transfers (out of)	–
Balance at the end of period	$12,719,656
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	3,919,156
As of the measurement date, the Common Stocks categorized as Level 3 are priced at a 8.63% discount based on the Asian put option model.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Winslow International Small Cap	Fixed Income Clearing Corporation	$ 1,956,046	$ (1,995,305)
Winslow Large-Cap Growth ESG	Fixed Income Clearing Corporation	15,713,598	(16,027,917)
Securities Lending
Effective August 14, 2020, the Funds may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
As of the end of the reporting period, the total value of the loaned securities and the total value of collateral received for Winslow International Small Cap and Winslow Large-Cap Growth ESG are as follows:
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Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Winslow International Small Cap	Common Stock	$371,188	$383,408
Winslow Large-Cap Growth ESG	Common Stock	$239,050	$240,657
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Purchases	$35,613,407	$561,613,559
Sales	35,950,571	871,815,291
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
39

Notes to Financial Statements (continued)
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/21		Year Ended 7/31/20
Winslow International Small Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,527	$ 136,319	3,109	$ 61,101
Class C	661	16,840	—	—
Class R6	5,674	130,701	7,314	149,577
Class I	239,564	6,043,369	82,812	1,789,561
Shares issued to shareholders due to reinvestment of distributions:
Class A	247	5,620	431	9,480
Class C	—	—	—	—
Class R6	358	8,172	473	10,394
Class I	7,173	163,463	12,053	264,795
	259,204	6,504,484	106,192	2,284,908
Shares redeemed:
Class A	(78)	(1,726)	(3,361)	(69,981)
Class C	—	—	—	—
Class R6	(8,005)	(195,100)	(98)	(1,975)
Class I	(226,691)	(5,507,121)	(39,353)	(718,640)
	(234,774)	(5,703,947)	(42,812)	(790,596)
Net increase (decrease)	24,430	$ 800,537	63,380	$1,494,312

	Year Ended 7/31/21		Year Ended 7/31/20
Winslow Large-Cap Growth ESG	Shares	Amount	Shares	Amount
Shares issued in the reorganization(1):
Class A	2,346,665	$ 115,690,573	—	$ —
Class C	525,829	21,595,807	—	—
Class R3(2)	—	—	—	—
Class R6	10,098	531,444	—	—
Class I	1,167,115	60,269,839	—	—
Shares sold:
Class A	482,762	24,823,977	420,371	16,709,848
Class A – automatic conversion of Class C Shares	3,040	160,914	—	—
Class A - automatic conversion of Class R3 Shares	13,373	723,327	—	—
Class C	78,582	3,386,724	119,628	4,050,029
Class R3(2)	8,255	398,748	1,705	68,663
Class R6	573,262	32,637,426	1,215,585	51,246,868
Class I	2,281,560	122,679,280	3,867,093	165,016,706
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,914	1,823,166	29,061	1,122,908
Class C	15,205	625,700	11,289	370,046
Class R3(2)	1,214	56,634	933	34,223
Class R6	77,450	4,083,944	181,143	7,434,275
Class I	814,804	42,149,806	1,268,301	51,117,864
	8,436,128	431,637,309	7,115,109	297,171,430
Shares redeemed:
Class A	(666,216)	(35,858,945)	(201,914)	(7,994,507)
Class C	(306,594)	(13,189,712)	(44,197)	(1,483,820)
Class C – automatic conversion to Class A Shares	(3,659)	(160,914)	—	—
Class R3(2)	(6,844)	(349,050)	(6,806)	(248,992)
Class R3 – automatic conversion to Class A Shares	(14,180)	(723,327)	—	—
Class R6	(820,228)	(44,819,786)	(1,864,926)	(77,384,574)
Class I	(10,323,128)	(536,706,480)	(4,915,092)	(203,684,607)
	(12,140,849)	(631,808,214)	(7,032,935)	(290,796,500)
Net increase (decrease)	(3,704,721)	$(200,170,905)	82,174	$ 6,374,930

(1)	Refer to Note 1 – General Information and Note 9 – Fund Reorganizations for further details.
(2)	Class R3 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
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6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2021:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Tax cost of investments	$47,678,830	$451,881,969
Gross unrealized:
Appreciation	$13,495,622	$446,001,741
Depreciation	(1,401,072)	(4,179,787)
Net unrealized appreciation (depreciation) of investments	$12,094,550	$441,821,954
Permanent differences, primarily due to tax equalization, redemptions in-kind, nondeductible reorganization expenses, reorganization adjustments, net operating losses, investments in passive foreign investment companies and foreign currency transactions, resulted in reclassifications among the Funds' components of net assets as of July 31, 2021, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2021, the Funds' tax year end, were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Undistributed net ordinary income[1]	$ 479,123	$ 8,597,841
Undistributed net long-term capital gains	1,124,573	41,880,847

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Distributions from net ordinary income[1]	$660,902	$ —
Distributions from net long-term capital gains	—	49,541,442

2020	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Distributions from net ordinary income[1]	$1,072,335	$ 1,306,895
Distributions from net long-term capital gains	—	59,784,190

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Funds' tax year ended July 31, 2021, Winslow International Small Cap utilized $2,553,622 of its capital loss carryforward.
41

Notes to Financial Statements (continued)
In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). During the year current fiscal period, Winslow Large-Cap Growth ESG recognized a net capital gain of $220,559,162 as the result of a delivery of $369,458,948 of securities from in-kind redemption transactions. For federal income tax purposes, the gain is not taxable and therefore will not be distributed to shareholders.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth ESG*
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
* For the period August 1, 2020 through the close of business December 4, 2020.
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Effective at the close of business on December 4, 2020, the annual fund-level fee, payable monthly, for Winslow Large-Cap Growth ESG is calculated according to the following schedule:
Average Daily Net Assets	Winslow Large-Cap Growth ESG
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For the next $2.5 billion	0.4000
For the next $2.5 billion	0.3875
For net assets over $10 billion	0.3750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Winslow International Small Cap	0.1536%
Winslow Large-Cap Growth ESG	0.1640%
The Adviser has agreed to waive fees and/or reimburse expenses ("Expense Cap") of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund Shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2023	1.00%
Winslow Large-Cap Growth ESG	0.69%*	July 31, 2023	1.25%
* Effective at the close of business on December 4, 2020, the Fund's Temporary Expense Cap changed from 0.77% to 0.69%.
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Notes to Financial Statements (continued)
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incurred a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Sales charges collected (Unaudited)	$221	$153,318
Paid to financial intermediaries (Unaudited)	200	137,792
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Commission advances (Unaudited)	$51	$45,331
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
12b-1 fees retained (Unaudited)	$293	$23,450
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
CDSC retained (Unaudited)	$ —	$9,109
As of the end of the reporting period, the percentage of Fund shares owned by TIAA is as follows:
Winslow International Small Cap
TIAA owned shares	71%
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-
44

factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may affect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Fund Reorganization
The Reorganization as previously described in Note 1 - General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments of the Target Fund
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization were as follows:
Nuveen Large Cap Growth Fund
Cost of Investments	$141,464,074
Fair value of Investments	198,016,509
Net unrealized appreciation (depreciation) of Investments	56,552,435
Share Transactions
For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Target Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Nuveen Large Cap Growth Fund
Class A	5,310,096	$115,690,573	$21.79
Class C	1,058,692	21,595,807	20.40
Class R6	24,337	531,444	21.84
Class I	2,759,698	60,269,839	21.84

Acquiring Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Winslow Large-Cap Growth ESG
Class A	888,156	$ 43,788,874	$49.30
Class C	228,652	9,390,530	41.07
Class R3	20,666	962,063	46.55
Class R6	1,478,127	77,799,525	52.63
Class I	15,314,929	790,893,770	51.64

45

Notes to Financial Statements (continued)
Acquiring Fund - After the Reorganization	Shares Outstanding	Net Assets	NAV Per Share
Winslow Large-Cap Growth ESG
Class A	3,234,667	$159,479,447	$49.30
Class C	754,492	30,986,337	41.07
Class R3	20,666	962,063	46.55
Class R6	1,488,224	78,330,969	52.63
Class I	16,482,000	851,163,609	51.64
Pro Forma Results of Operations
The beginning of the current fiscal period of the Target Fund was September 1, 2020. Assuming the Reorganization had been completed on August 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations are as follows:
Pro Forma Results	Winslow Large-Cap Growth ESG
Net investment income (loss)	$ (1,854,411)
Net realized and change in unrealized gains (losses)	288,904,980
Change in net assets resuliting from operations	287,050,569
Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Expenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of "Other accrued expenses" on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations, where applicable.
10.  Subsequent Events
Upcoming Sub-Adviser and Fund Name Changes for Winslow International Small Cap
On September 20, 2021, the Board approved an amended and restated sub-advisory agreement, effective on December 1, 2021, between the Adviser and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace Winslow Capital as the Fund’s sub-adviser. NAM and Winslow Capital are both affiliates of the Adviser and are subsidiaries of Nuveen. In connection therewith, the Board also approved that the Fund be renamed Nuveen International Small Cap Fund, effective December 1, 2021.
The Fund’s portfolio management team and investment strategy will not be affected by these changes.
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Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Winslow International Small Cap Fund paid qualifying foreign taxes of $104,421 and earned $1,281,698 of foreign source income, during the fiscal year ended July 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, Winslow International Small Cap hereby designates $0.04707 per share as foreign taxes paid and $0.57771 per share as income earned from foreign sources, for the fiscal year ended July 31, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2021:
Winslow Large-Cap Growth ESG
Long-term capital gain dividends	$66,653,580
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
% of DRD	0.0%	100.0%
% of QDI	100.0%	100.0%
Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
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Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended 07/31, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
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Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index (Net): A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
49

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
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The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
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Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Winslow International Small Cap Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the three-year period ended December 31, 2020. While the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the three-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Winslow Large-Cap Growth ESG Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2020, the Fund outperformed its benchmark for the three-year period ended December 31, 2020. Further, the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31,
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2021, the Fund outperformed its benchmark for the five-year period ended March 31, 2021. The Fund also ranked in the third quartile of its Performance Peer Group for the one-year period, the second quartile for the three-year period and the first quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period and the first quartile for the five-year period. The Board recognized that the Fund implemented a strategy change incorporating environmental, social and governance factors into its strategy effective in February 2020 and made a change to its portfolio management team. The Board noted that the performance data would not reflect such strategy change prior to such time. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
54

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company. 3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019.
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary and permanent expense caps applicable to the Funds.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds' liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund's liquidity risk. The Program consists of various protocols for assessing and managing each Fund's liquidity risk. The Funds' Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds' investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund's liquidity developments.
In accordance with the Program, LMAT assesses each Fund's liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	146
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	146
58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	146
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	146
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	146
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	146
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	146
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	146
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	146
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	146
60

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	146
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
61

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
63

Notes
64

Notes
65

Notes
66

Notes

67

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINSL-0721P1819432-INV-Y-09/22

Mutual Funds
31 July
2021
Nuveen Equity Funds
Fund Name
Nuveen Winslow International Large Cap Fund
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
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If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover  –  including China, the U.S. and Europe not far behind  –  have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
September 24, 2021

4

Portfolio Managers’
Comments
Nuveen Winslow International Large Cap Fund
The Nuveen Winslow International Large Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
Announcement of Fund Liquidation
On September 22, 2021 (subsequent to the end of the reporting period), the Adviser announced that the Fund will be liquidated after the close of business on or about October 6, 2021, as approved by the Board on September 20, 2021 (subsequent to the end of the reporting period).
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended July 31, 2021. For more information on the Fund’s investment objectives and policies, please refer to the Fund’s prospectus.
What factors affected the U.S. economy and domestic and global markets during the twelve-month annual reporting period ended July 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
In general, stock markets reflected a resurging global economy. Constrained demand, combined with ongoing fiscal and monetary stimulus, drove business confidence and corporate earnings. The International Monetary Fund increased its economic growth forecasts for developed markets in 2021 and are particularly bullish about prospects for the United States, increasing its 2021 forecast for U.S. growth to 7%. This environment resulted in remarkable equity returns for the reporting period with the S&P 500®, Russell 1000® Growth Index, Russell 1000® Value Index and MSCI EAFE (Net) all posting gains of over 30%.
Nuveen Winslow International Large Cap Fund
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
Winslow Capital applies an optimal blend of quantitative and fundamental research within a disciplined investment process to add value primarily through stock selection. The Fund seeks to invest in companies with improving fundamental profiles as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional industry peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks, enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Index (Net) for the reporting period. For purposes of this Performance Commentary references to relative performance are in comparison to MSCI World ex USA Index (Net).
For the reporting period, the Fund’s positioning towards higher quality companies, as measured by less debt and lower beta, proved to be a detractor to relative performance. While those characteristics have generally served the Fund well, they underperformed during the strong economic recovery, which boosted returns for more cyclical companies and sectors. Stock selection within the United Kingdom from a regional standpoint, as well as an underweight to and stock selection in the financials sector and stock selection in the industrials sector, were key detractors for the reporting period. The top detractor was industrials sector holding Secom Co., Ltd. Secom, a security service firm in Japan, reported a decline in electronic security related contracts and product sales because of COVID-19 related business impacts. In addition, consumer staples holding Pan Pacific International Holdings Corp, a Japanese retailer, detracted from performance as the sales drop-off from last year's COVID-19 driven crisis continued.
Positive stock selection in the Asia Pacific Ex Japan region offset much of the Fund’s underperformance over the reporting period. The Fund also benefited from stock selection in the information technology and health care sectors, including health care sector company, Straumann Holding AG. The Swiss medical equipment supplier specializes in dental implants and restorative and regenerative dentistry. The company benefited from a strong recovery in the demand for dental procedures as dental practices opened up after a prolonged period of COVID-19 lockdowns. Energy sector holding Neste Corporation, a renewable diesel fuel producer based in Finland, was another top contributor to performance. The renewable energy firm benefited performance as bio-diesel sales continued to be strong amid rising global regulatory mandates for renewable fuels. Lastly, industrial sector holding Deutsche Post AG contributed to performance. The German parcel delivery company was additive as increased e-commerce penetration during COVID-19 drove additional parcel shipments and continued at high levels during the recovery.
6

Risk Considerations
Nuveen Winslow International Large Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and growth stock risks, are described in detail in the Fund’s prospectus.
7

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8

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
9

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Large Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/12/18	30.13%	14.46%	2.95%	1.15%
Class A Shares at maximum Offering Price	12/12/18	22.65%	11.92%	-	-
MSCI World ex USA Index (Net)	-	31.00%	13.98%	-	-
Class C Shares	12/12/18	29.13%	13.60%	3.70%	1.90%
Class R6 Shares	12/12/18	30.47%	14.74%	2.70%	0.90%
Class I Shares	12/12/18	30.47%	14.74%	2.70%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2023 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
10

Holding Summaries    as of July 31, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Large Cap Fund
Fund Allocation (% of net assets)
Common Stocks	100.0%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Toyota Motor Corp	2.7%
BHP Group Ltd	2.3%
Deutsche Post AG	2.2%
ASML Holding NV	2.2%
Straumann Holding AG	2.0%

Portfolio Composition (% of net assets)
Banks	10.1%
Health Care Equipment & Supplies	7.9%
Insurance	7.0%
IT Services	4.7%
Semiconductors & Semiconductor Equipment	4.6%
Pharmaceuticals	4.2%
Equity Real Estate Investment Trust	4.0%
Beverages	3.7%
Software	3.0%
Food & Staples Retailing	3.0%
Oil, Gas & Consumable Fuels	3.0%
Construction & Engineering	2.8%
Building Products	2.8%
Chemicals	2.7%
Automobiles	2.7%
Capital Markets	2.4%
Metals & Mining	2.3%
Air Freight & Logistics	2.2%
Commercial Services & Supplies	2.2%
Multi-Utilities	2.1%
Diversified Telecommunication Services	1.8%
Aerospace & Defense	1.8%
Other [1]	19.0%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Country Allocation[2] (% of net assets)
Japan	16.9%
United Kingdom	12.2%
Switzerland	10.3%
Canada	8.9%
Netherlands	8.4%
Germany	8.3%
Australia	8.2%
France	6.2%
Denmark	3.6%
Spain	3.0%
Other	14.0%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 2.6% (as a percentage of net assets) in emerging market countries.
11

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2021.
The beginning of the period is February 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Large Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,156.99	$1,152.37	$1,158.11	$1,158.11
Expenses Incurred During the Period	$ 6.10	$ 10.14	$ 4.76	$ 4.82
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.37	$1,020.38	$1,020.33
Expenses Incurred During the Period	$ 5.71	$ 9.49	$ 4.46	$ 4.51
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.90%, 0.89%, and 0.90% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
12

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Winslow International Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Winslow International Large Cap Fund (one of the funds constituting Nuveen Investment Trust II, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
Subsequent Event
As discussed in Note 8 to the financial statements, the Board of Trustees approved a plan of liquidation for the Fund on September 20, 2021.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
13

Nuveen Winslow International Large Cap Fund
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.0%
	COMMON STOCKS – 100.0%
	Aerospace & Defense – 1.8%
15,192	BAE Systems PLC, (2)	$ 121,802
	Air Freight & Logistics – 2.2%
2,304	Deutsche Post AG, (2)	156,145
	Airlines – 1.3%
4,475	Japan Airlines Co Ltd, (2), (3)	93,292
	Auto Components – 1.7%
728	Cie Generale des Etablissements Michelin SCA, (2)	118,913
	Automobiles – 2.7%
2,080	Toyota Motor Corp, (2)	186,733
	Banks – 10.1%
11,745	Bank Leumi Le-Israel BM, (2)	89,746
25,000	Barclays PLC, (2)	60,477
22,900	BOC Hong Kong Holdings Ltd, (2)	73,538
5,230	DBS Group Holdings Ltd, (2)	117,028
2,413	Erste Group Bank AG, (2)	93,505
6,500	ING Groep NV, (2)	83,399
1,050	KBC Group NV, (2)	84,549
1,010	Royal Bank of Canada	102,150
	Total Banks	704,392
	Beverages – 3.7%
2,717	Coca-Cola HBC AG, (2)	102,602
3,845	Kirin Holdings Co Ltd, (2)	70,328
9,270	Treasury Wine Estates Ltd, (2)	81,314
	Total Beverages	254,244
	Building Products – 2.8%
2,775	AGC Inc/Japan, (2)	118,668
683	Kingspan Group PLC, (2)	74,272
	Total Building Products	192,940
	Capital Markets – 2.4%
5,798	3i Group PLC, (2)	103,049
579	Macquarie Group Ltd, (2)	66,856
	Total Capital Markets	169,905
14

Shares	Description (1)	Value
	Chemicals – 2.7%
345	Sika AG, (2)	$121,533
3,750	Tosoh Corp, (2)	65,809
	Total Chemicals	187,342
	Commercial Services & Supplies – 2.2%
7,983	Brambles Ltd, (2)	68,348
1,120	Secom Co Ltd, (2)	84,773
	Total Commercial Services & Supplies	153,121
	Construction & Engineering – 2.8%
3,175	ACS Actividades de Construccion y Servicios SA, (2)	83,513
1,105	Eiffage SA, (2)	112,649
	Total Construction & Engineering	196,162
	Construction Materials – 1.2%
1,392	Holcim Ltd, (2)	81,601
	Diversified Telecommunication Services – 1.8%
1,911	Cellnex Telecom SA,144A, (2)	124,629
	Electric Utilities – 0.9%
4,900	Electricite de France SA, (2)	59,484
	Equity Real Estate Investment Trust – 4.0%
1,838	Canadian Apartment Properties REIT	91,856
5,035	Goodman Group, (2)	83,743
6,414	UNITE Group PLC	103,196
	Total Equity Real Estate Investment Trust	278,795
	Food & Staples Retailing – 3.0%
2,988	Alimentation Couche-Tard Inc.	120,445
234	Zur Rose Group AG, (3)	87,054
	Total Food & Staples Retailing	207,499
	Food Products – 1.1%
593	Nestle SA, (2)	75,091
	Gas Utilities – 1.2%
13,245	Snam SpA, (2)	80,117
	Health Care Equipment & Supplies – 7.9%
468	Coloplast A/S, (2)	85,580
982	GN Store Nord AS, (2)	86,056
907	Hoya Corp, (2)	128,041
1,100	Koninklijke Philips NV, (2)	50,720
3,048	Smith & Nephew PLC, (2)	62,200
75	Straumann Holding AG, (2)	139,051
	Total Health Care Equipment & Supplies	551,648
15

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    July 31, 2021
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 1.6%
3,573	Aristocrat Leisure Ltd, (2)	$ 109,495
	Household Durables – 1.0%
693	Sony Group Corp, (2)	72,395
	Insurance – 7.0%
304	Allianz SE, (2)	75,563
2,479	AXA SA, (2)	64,199
322	Hannover Rueck SE, (2)	54,123
7,899	Poste Italiane SpA,144A, (2)	104,523
3,000	Prudential PLC, (2)	56,336
136	Swiss Life Holding AG, (2)	70,149
146	Zurich Insurance Group AG, (2)	58,864
	Total Insurance	483,757
	IT Services – 4.7%
43	Adyen NV,144A, (2), (3)	116,532
986	CGI Inc, (3)	89,693
4,605	TIS Inc, (2)	119,437
	Total IT Services	325,662
	Leisure Products – 0.9%
975	Bandai Namco Holdings Inc, (2)	63,086
	Life Sciences Tools & Services – 1.2%
107	Lonza Group AG, (2)	83,313
	Machinery – 1.7%
1,080	KION Group AG, (2)	114,689
	Metals & Mining – 2.3%
4,033	BHP Group Ltd, (2)	158,411
	Multiline Retail – 1.2%
4,060	Pan Pacific International Holdings Corp, (2)	84,749
	Multi-Utilities – 2.1%
5,507	Engie SA, (2)	73,438
2,113	RWE AG, (2)	75,129
	Total Multi-Utilities	148,567
	Oil, Gas & Consumable Fuels – 3.0%
13,231	BP PLC, (2)	53,110
1,178	Neste Oyj, (2)	72,413
2,560	Parkland Corp/Canada	81,482
	Total Oil, Gas & Consumable Fuels	207,005
16

Shares	Description (1)	Value
	Personal Products – 1.2%
1,398	Unilever PLC, (2)	$ 80,457
	Pharmaceuticals – 4.2%
806	AstraZeneca PLC, (2)	92,618
1,675	Dechra Pharmaceuticals PLC	115,714
879	Novo Nordisk A/S, (2)	81,370
	Total Pharmaceuticals	289,702
	Professional Services – 1.4%
851	Wolters Kluwer NV, (2)	97,017
	Semiconductors & Semiconductor Equipment – 4.6%
234	ASM International NV, (2)	83,049
197	ASML Holding NV, (2)	150,584
212	Tokyo Electron Ltd, (2)	87,434
	Total Semiconductors & Semiconductor Equipment	321,067
	Software – 3.0%
82	Constellation Software Inc/Canada	131,349
281	Nice Ltd, (2), (3)	78,198
	Total Software	209,547
	Textiles, Apparel & Luxury Goods – 1.4%
276	adidas AG, (2)	100,175
	Total Long-Term Investments (cost $5,111,277)	6,942,949
	Other Assets Less Liabilities – (0.0)%	(2,317)
	Net Assets – 100%	$ 6,940,632
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
17

Statement of Assets and Liabilities
July 31, 2021

Assets
Long-term investments, at value (cost $5,111,277)	$6,942,949
Cash	64,788
Cash denominated in foreign currencies (cost $7)	7
Receivable for:
Dividends	6,451
Reclaims	14,330
Reimbursement from Adviser	3,961
Other assets	731
Total assets	7,033,217
Liabilities
Accrued expenses:
Custodian fees	58,754
Professional fees	30,886
Trustees fees	54
12b-1 distribution and service fees	36
Other	2,855
Total liabilities	92,585
Net assets	$6,940,632

Class A Shares
Net assets	$ 34,634
Shares outstanding	1,250
Net asset value ("NAV") per share	$ 27.71
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 29.40
Class C Shares
Net assets	$ 34,415
Shares outstanding	1,250
NAV and offering price per share	$ 27.53
Class R6 Shares
Net assets	$6,836,878
Shares outstanding	246,250
NAV and offering price per share	$ 27.76
Class I Shares
Net assets	$ 34,705
Shares outstanding	1,250
NAV and offering price per share	$ 27.76
Fund level net assets consist of:
Capital paid-in	$4,999,836
Total distributable earnings	1,940,796
Fund level net assets	$6,940,632
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
18

Statement of Operations
Year Ended July 31, 2021

Investment Income
Dividends	$ 158,680
Securities lending income, net	12
Foreign tax withheld on dividend income	(14,102)
Total investment income	144,590
Expenses
Management fees	46,720
12b-1 service fees - Class A Shares	77
12b-1 distribution and service fees - Class C Shares	307
Shareholder servicing agent fees	241
Custodian fees	43,092
Professional fees	58,377
Trustees fees	158
Shareholder reporting expenses	11,657
Other	3,385
Total expenses before fee waiver/expense reimbursement	164,014
Fee waiver/expense reimbursement	(108,271)
Net expenses	55,743
Net investment income (loss)	88,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	309,304
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,227,758
Net realized and unrealized gain (loss)	1,537,062
Net increase (decrease) in net assets from operations	$1,625,909
See accompanying notes to financial statements.
19

Statement of Changes in Net Assets

	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 88,847	$ 83,399
Net realized gain (loss) from investments and foreign currency	309,304	(231,376)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,227,758	44,667
Net increase (decrease) in net assets from operations	1,625,909	(103,310)
Distributions to Shareholders
Dividends:
Class A Shares	(198)	(693)
Class C Shares	—	(483)
Class R6 Shares	(52,353)	(150,360)
Class I Shares	(266)	(763)
Decrease in net assets from distributions to shareholders	(52,817)	(152,299)
Net increase (decrease) in net assets	1,573,092	(255,609)
Net assets at the beginning of period	5,367,540	5,623,149
Net assets at the end of period	$6,940,632	$5,367,540
See accompanying notes to financial statements.
20

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21

Financial Highlights
Nuveen Winslow International Large Cap Fund
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/18)
2021	$21.43	$0.30	$ 6.14	$ 6.44	$(0.16)	$ —	$(0.16)	$27.71
2020	22.46	0.28	(0.76)	(0.48)	(0.55)	—	(0.55)	21.43
2019(e)	20.00	0.35	2.11	2.46	—	—	—	22.46
Class C (12/18)
2021	21.32	0.11	6.10	6.21	—	—	—	27.53
2020	22.35	0.12	(0.76)	(0.64)	(0.39)	—	(0.39)	21.32
2019(e)	20.00	0.24	2.11	2.35	—	—	—	22.35
Class R6 (12/18)
2021	21.47	0.36	6.14	6.50	(0.21)	—	(0.21)	27.76
2020	22.49	0.33	(0.74)	(0.41)	(0.61)	—	(0.61)	21.47
2019(e)	20.00	0.38	2.11	2.49	—	—	—	22.49
Class I (12/18)
2021	21.47	0.36	6.14	6.50	(0.21)	—	(0.21)	27.76
2020	22.49	0.33	(0.74)	(0.41)	(0.61)	—	(0.61)	21.47
2019(e)	20.00	0.38	2.11	2.49	—	—	—	22.49
22

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

30.13%	$ 35	2.89%	(0.55) %	1.14%	1.20%	32
(2.31)	27	2.95	(0.50)	1.15	1.30	38
12.30	28	2.68*	1.00*	1.15*	2.53*	18

29.13	34	3.65	(1.31)	1.90	0.44	32
(3.02)	27	3.70	(1.25)	1.90	0.55	38
11.75	28	3.43*	0.24*	1.90*	1.77*	18

30.47	6,837	2.65	(0.31)	0.90	1.44	32
(2.08)	5,287	2.70	(0.25)	0.90	1.55	38
12.45	5,539	2.43*	1.25*	0.90*	2.77*	18

30.47	35	2.65	(0.31)	0.90	1.44	32
(2.08)	27	2.70	(0.25)	0.90	1.55	38
12.45	28	2.42*	1.25*	0.90*	2.77*	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the period December 12, 2018 (commencement of operations) through July 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
23

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Winslow International Large Cap Fund (the "Fund"), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R6 and I shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will de-pend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
24

Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$1,174,745	16.9%
United Kingdom	848,959	12.2
Switzerland	716,656	10.3
Canada	616,975	8.9
Netherlands	581,301	8.4
Germany	575,824	8.3
Australia	568,167	8.2
France	428,683	6.2
Denmark	253,006	3.6
Spain	208,142	3.0
Other	970,491	14.0
Total non-U.S. securities	$6,942,949	100.0%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on ex-dividend date or for foreign securities, when information is available. Non-cash dividends received in the form of stock if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities Lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
25

Notes to Financial Statements (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund's investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds' financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
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For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$922,939	$6,020,010**	$ —	$6,942,949

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Securities Lending
Effective August 14, 2020, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When the Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the Fund did not have any securities out on loan.
Portfolio Securities
Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $2,063,918 and $1,933,616, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
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Notes to Financial Statements (continued)
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
There were no transactions in Fund shares during the current and prior fiscal periods.
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis as of July 31, 2021.

Tax cost of investments	$5,157,460
Gross unrealized:
Appreciation	$1,996,107
Depreciation	(210,618)
Net unrealized appreciation (depreciation) of investments	$1,785,489
Permanent differences, primarily due to foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of July 31, 2021, the Fund's tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2021, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$104,051
Undistributed net long-term capital gains	50,550

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
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2021
Distributions from net ordinary income[1]	$52,817
Distributions from net long-term capital gains	—

2020
Distributions from net ordinary income[1]	$152,299
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Fund's tax year ended July 31, 2021, the Fund utilized $256,699 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $2.5 billion	0.5000
For the next $2.5 billion	0.4875
For net assets over $10 billion	0.4750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2021, the complex-level fee for the Fund was 0.1536%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio
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Notes to Financial Statements (continued)
securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
Distribution and Service Fees
The Fund have adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$300
As of the end of the reporting period, the percentage of Fund shares owned by TIAA is as follows:

TIAA owned shares	100%
8.  Subsequent Events
Announcement of Fund Liquidation
On September 22, 2021, the Adviser announced that the Fund will be liquidated after the close of business on or about October 6, 2021, as approved by the Board on September 20, 2021.
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Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: The Fund paid qualifying foreign taxes of $13,531 and earned $158,680 of foreign source income during the fiscal year ended July 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.05412 per share as foreign taxes paid and $0.63472 per share as income earned from foreign sources, for the fiscal year ended July 31, 2021. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of DRD	0.0%
% of QDI	100.0%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
MSCI World ex USA Index (Net): An unmanaged index that captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
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Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds (if available) and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
33

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
34

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter and one-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter and one-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) (if available) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board noted that the Fund’s performance was below the performance of its benchmark for the one-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. Further, the Board noted that the Fund was new with a performance history too limited to make a meaningful assessment of performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
36

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that the Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these
38

Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense cap applicable to the Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Fund's liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund's liquidity risk. The Program consists of various protocols for assessing and managing the Fund's liquidity risk. The Fund's Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Fund's investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund's liquidity developments.
In accordance with the Program, LMAT assesses the Fund's liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
The Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, the Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Fund did not exceed the 15% limit on Illiquid investments.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	146
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	146
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	146
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	146
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	146
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	146
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	146
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	146
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	146
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	146
43

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	146
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
44

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
45

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
46

Notes
47

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINILC-0721P1819433-INV-Y-09/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	38,085	0	2,500	0
Nuveen Emerging Markets Equity Fund	19,450	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	19,460	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	19,415	0	0	0
Nuveen Winslow International Large Cap Fund	19,420	0	0	0
Nuveen Winslow International Small Cap Fund	19,560	0	0	0
Nuveen International Growth Fund	26,225	0	3,610	0
Nuveen Winslow Large-Cap Growth ESG Fund	21,810	6,500	2,500	0

Total	$183,425	$6,500	$8,610	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Emerging Markets Equity Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Large Cap Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth ESG Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	28,910	0	7,360	0
Nuveen Emerging Markets Equity Fund	18,995	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	19,030	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	18,970	0	0	0
Nuveen Winslow International Large Cap Fund	18,975	0	0	0
Nuveen Winslow International Small Cap Fund	19,105	0	0	0
Nuveen International Growth Fund	20,030	0	5,356	0
Nuveen Winslow Large-Cap Growth ESG Fund	21,475	4,500	5,000	0

Total	$165,490	$4,500	$17,716	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Emerging Markets Equity Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Large Cap Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth ESG Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,500	0	0
Nuveen Emerging Markets Equity Fund	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	0	0	0
Nuveen Winslow International Large Cap Fund	0	0	0
Nuveen Winslow International Small Cap Fund	0	0	0
Nuveen International Growth Fund	3,610	0	0
Nuveen Winslow Large-Cap Growth ESG Fund	2,500	0	0

Total	$8,610	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	7,360	0	0
Nuveen Emerging Markets Equity Fund	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	0	0	0
Nuveen Winslow International Large Cap Fund	0	0	0
Nuveen Winslow International Small Cap Fund	0	0	0
Nuveen International Growth Fund	5,356	0	0
Nuveen Winslow Large-Cap Growth ESG Fund	5,000	0	0

Total	$17,715	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 6, 2021